UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

This Form N-CSR relates solely to the Registrant’s Prudential Real Assets Fund and Prudential Global Absolute Return Bond Fund (the “Funds”)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2016

Date of reporting period:	10/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Real Assets Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Long-term real return

Highlights

PRUDENTIAL REAL ASSETS FUND

•

Asset allocation contributed significantly to performance relative to the Bloomberg Barclays US TIPS Index (Index). A tactical (short-term) underweight of commodities compared with the benchmark allocations augmented return, especially during commodities’ steep drop at the beginning of the period. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Out of benchmark allocations in gold, natural resources, and global infrastructure stocks made positive contributions.

•

Several of the underlying portfolios trailed or were near their respective targets. The Prudential Jennison Natural Resources, Prudential Jennison Global Infrastructure, and Prudential US Real Estate Funds each significantly underperformed.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. PGIM Fixed Income is a unit of PGIM, a registered investment adviser. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide. CoreCommodity Management LLC is a subadviser to the Fund and not a Prudential Financial company.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Real Assets Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Assets Fund

December 15, 2016

Prudential Real Assets Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	1.17	3.38	5.44 (12/30/10)
Class B	0.44	–0.35	1.01 (12/30/10)
Class C	0.44	–0.35	1.01 (12/30/10)
Class Q	1.58	N/A	–5.21 (1/23/15)
Class Z	1.50	4.77	7.11 (12/30/10)
Customized Blend Index	2.19	–1.23	—
Bloomberg Barclays US TIPS Index	5.89	7.57	—
Lipper Flexible Portfolio Funds Average*	2.59	29.11	—
Lipper Customized Average*	4.40	–1.31	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	0.90	1.15	0.37 (12/30/10)
Class B	1.01	1.34	0.46 (12/30/10)
Class C	4.90	1.53	0.60 (12/30/10)
Class Q	7.21	N/A	–1.68 (1/23/15)
Class Z	7.11	2.56	1.62 (12/30/10)
Customized Blend Index	6.37	1.49	—
Bloomberg Barclays US TIPS Index	6.58	1.93	—
Lipper Flexible Portfolio Funds Average*	7.97	6.68	—
Lipper Customized Average*	9.58	1.21	—

*The Fund’s performance is compared to a customized Lipper Average comprised of real asset funds, although Lipper classifies the Fund in its Flexible Portfolio Funds category. The Fund is compared to the Customized Lipper Average because the Fund’s investment manager believes that these funds provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–4.40	–0.47	–0.06 (12/30/10)
Class B	–4.55	–0.26	0.01 (12/30/10)
Class C	–0.55	–0.07	0.17 (12/30/10)
Class Q	1.58	N/A	–2.97 (1/23/15)
Class Z	1.50	0.94	1.18 (12/30/10)

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	1.17	0.67	0.91 (12/30/10)
Class B	0.44	–0.07	0.17 (12/30/10)
Class C	0.44	–0.07	0.17 (12/30/10)
Class Q	1.58	N/A	–2.97 (1/23/15)
Class Z	1.50	0.94	1.18 (12/30/10)

Prudential Real Assets Fund	5

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Assets Fund (Class A shares) with a similar investment in the Customized Blend Index and Bloomberg Barclays US TIPS Index, by portraying the initial account values at the commencement of operations for Class A shares (December 30, 2010) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

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The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (Customized Blend) is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), Morgan Stanley Capital International World Real Estate Net Dividend Index (33.3%), and Bloomberg Barclays US TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). The MSCI World Real Estate Net Dividend Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group. The Net Dividend version of the MSCI World Real Estate Index reflects the impact of the maximum withholding taxes on reinvested dividends. The cumulative total returns for the Customized Blend measured from the month-end closest to the inception date through 10/31/16 are –0.25% for Class A, B, C, and Z shares and –4.25% for Class Q shares. The average annual total returns for the Customized Blend measured from the month-end closest to the inception date through 9/30/16 are 0.30% for Class A, B, C, and Z shares and –1.41% for Class Q shares.

Prudential Real Assets Fund	7

Your Fund’s Performance (continued)

Bloomberg Barclays US TIPS Index—The Bloomberg Barclays US Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the US Treasury. The cumulative total returns for the TIPS Index measured from the month-end closest to the inception date through 10/31/16 are 21.17% for Class A, B, C, and Z shares and 2.09% for Class Q shares. The average annual total returns for the TIPS Index measured from the month-end closest to the inception date through 9/30/16 are 3.47% for Class A, B, C, and Z shares and 1.49% for Class Q shares.

Lipper Flexible Portfolio Funds Average—The Lipper Flexible Portfolio Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Flexible Portfolio Funds category for the periods noted. Funds in the Lipper Average allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date through 10/31/16 are 28.67% for Class A, B, C, and Z shares and 0.57% for Class Q shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 are 4.53% for Class A, B, C, and Z shares and 1.14% for Class Q shares.

Lipper Customized Average—See explanation on page 4. The cumulative total returns for the Lipper Customized Average measured from the month-end closest to the inception date through 10/31/16 are –1.01% for Class A, B, C, and Z shares and –3.40% for Class Q shares. The average annual total returns for the Lipper Customized Average measured from the month-end closest to the inception date through 9/30/16 are –0.19% for Class A, B, C, and Z shares and
–1.28% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Averages are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Prudential Global Real Estate Fund (Class Q), Real Estate	16.2
Prudential Jennison Global Infrastructure Fund (Class Z), Utilities/Infrastructure	10.3
Prudential Jennison MLP Fund (Class Z), Master Limited Partnerships (MLPs)	8.3
Prudential Jennison Natural Resources Fund, Inc. (Class Q), Natural Resources	7.5
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 1/15/23	2.9

Holdings reflect only long-term investments and are subject to change.

Allocation expressed as a percentage of net assets as of 10/31/16 (%)
US Treasury Obligations	35.0
Real Estate	16.2
Utilities/Infrastructure	10.3
Master Limited Partnerships (MLPs)	8.3
Natural Resources	7.5

Allocation reflects only long-term investments and is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Real Assets Fund’s Class A shares gained 1.17% for the 12 months ended October 31, 2016, trailing the 5.89% return of the Bloomberg Barclays US TIPS Index, 2.19% return of the Customized Blend Index, and the 2.59% return of the Lipper Flexible Portfolio Funds Average.

What were market conditions?

•

The reporting period began with steeply declining energy and commodity prices. Bond markets also reflected uncertainty about global economic growth as well as the potential of a Federal Reserve (Fed) rate hike and record new bond issuance.

•

Deteriorating economic data in developed and emerging markets countries caused commodity prices to continue to fall through January 2016. Investor sentiment improved by March, with commodity prices regaining some ground and global real estate prices climbing. At its March policy meeting, the Fed began to imply a slower pace of interest rate increases (which push bond prices down). Commodity prices continued to rise through May, and global real estate peaked at the end of July. In late June, Great Britain’s surprise vote to leave the European Union briefly increased market volatility; stimulus by central banks drove down interest rates around the world.

•

Globally, monetary policy supported bond markets through the end of the period. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed due to stable energy prices and investors’ search for any higher yield in the low interest-rate environment.

What worked?

•

Asset allocation contributed significantly to performance relative to the benchmark. A tactical (short-term) underweight of commodities compared with the benchmark allocations augmented return, especially during commodities’ steep drop at the beginning of the period. Furthermore, off-benchmark allocations in gold, natural resources, and global infrastructure stocks made positive contributions.

•	Of the underlying funds, the Prudential Jennison MLP (master limited partnerships) Fund outperformed its benchmark by a large margin.

What didn’t work?

•

Several of the underlying funds trailed or were near their respective targets. The Prudential Jennison Natural Resources, Prudential Jennison Global Infrastructure, and Prudential US Real Estate Funds each significantly underperformed its target.

•

An off-benchmark allocation to MLPs detracted, as the asset class declined over the reporting period. Underweighting TIPS in late 2015 also detracted; their prices were relatively stable when risk assets tumbled due to mounting concerns about global growth.

Prudential Real Assets Fund	9

Strategy and Performance Overview (continued)

Did the Fund use derivatives and how did they affect its performance?

•

The Fund’s strategies that hold derivatives included a sizable exposure to commodity futures, which had a significant impact on performance. The Core Commodities segment of the Fund consists of futures contracts on individual commodities. It declined more than 2% during the reporting period, despite slightly outperforming commodities in general. However, the Fund benefited from being underweight in commodities relative to its benchmark. The Fund also had a sizable exposure to futures contracts on gold within the Fund’s QMA Cayman Subsidiary segment. This had a large positive impact, as the Fund’s nearly 7% average exposure to gold rose more than 11% over the reporting period.

Current outlook

The Fund seeks long-term positive returns by investing in MLPs, real estate, utilities and infrastructure, commodities, natural resources, fixed income, and gold and defensive investments. The Fund may be suited to those seeking greater diversification and a potential hedge against rising interest rates and inflation.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

Prudential Real Assets Fund	11

Fees and Expenses (continued)

paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Assets Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$999.70	1.17%	$5.88
	Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94
Class B	Actual	$1,000.00	$996.10	1.92%	$9.63
	Hypothetical	$1,000.00	$1,015.48	1.92%	$9.73
Class C	Actual	$1,000.00	$996.10	1.92%	$9.63
	Hypothetical	$1,000.00	$1,015.48	1.92%	$9.73
Class Q	Actual	$1,000.00	$1,001.30	0.85%	$4.28
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32
Class Z	Actual	$1,000.00	$1,002.00	0.92%	$4.63
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12 month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.82	1.18
B	2.52	1.93
C	2.52	1.93
Q	1.44	0.85
Z	1.52	0.93

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.53% for each share class. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Real Assets Fund	13

Consolidated Portfolio of Investments

as of October 31, 2016

			Shares	Value (Note 1)
LONG-TERM INVESTMENTS 79.3%

AFFILIATED MUTUAL FUNDS 44.3%
Prudential Floating Rate Income Fund (Class Z)			89,405	$885,106
Prudential Global Real Estate Fund (Class Q)			1,187,769	27,912,582
Prudential Jennison Global Infrastructure Fund (Class Z)			1,532,767	17,795,427
Prudential Jennison MLP Fund (Class Z)			1,787,682	14,283,583
Prudential Jennison Natural Resources Fund, Inc. (Class Q)			358,532	12,842,632
Prudential Short Duration High Yield Income Fund (Class Q)			288,709	2,630,142

TOTAL AFFILIATED MUTUAL FUNDS (cost $76,115,277)(a)				76,349,472

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS 35.0%
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/18	1,915	2,014,275
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/19	3,815	3,983,811
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/20	1,875	1,965,038
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/21	550	570,045
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/22	4,285	4,649,659
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/23	4,675	4,947,923
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	07/15/24	1,265	1,296,155
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	01/15/25	3,360	3,461,883
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	07/15/25	75	78,190
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	07/15/21	350	392,311
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/24	3,950	4,259,359
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/26	100	105,804
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	02/15/43	100	102,451
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	1,080	1,158,336
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	1,545	1,587,521
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/46	210	229,958
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125	01/15/21	4,165	4,873,379
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	01/15/20	2,430	2,870,041
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	02/15/44	2,290	2,741,146
U.S. Treasury Inflation Indexed Bonds, TIPS	1.625	01/15/18	1,385	1,638,312
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/28	785	1,047,028
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000	01/15/26	2,125	3,006,113
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	01/15/19	1,150	1,370,835
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	600	872,546
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	310	448,444
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/25	2,280	3,449,178
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/27	1,810	2,628,051
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500	01/15/29	835	1,176,423
U.S. Treasury Inflation Indexed Bonds, TIPS	3.625	04/15/28	865	1,760,206

See Notes to Financial Statements.

Prudential Real Assets Fund	15

Consolidated Portfolio of Investments (continued)

as of October 31, 2016

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875%	04/15/29	840	$1,752,904

TOTAL U.S. TREASURY OBLIGATIONS (cost $58,868,583)				60,437,325

TOTAL LONG-TERM INVESTMENTS (cost $134,983,860)				136,786,797

SHORT-TERM INVESTMENTS 14.4%

U.S. TREASURY OBLIGATIONS(b)(c) 12.9%
U.S. Treasury Bills(d)	0.290	11/17/16	10,400	10,399,035
U.S. Treasury Bills(d)	0.290	11/17/16	3,800	3,799,648
U.S. Treasury Bills(d)	0.334	12/15/16	1,600	1,599,563
U.S. Treasury Bills(d)	0.340	12/15/16	1,700	1,699,536
U.S. Treasury Bills	0.362	01/12/17	4,700	4,697,523

TOTAL U.S. TREASURY OBLIGATIONS (cost $22,193,450)				22,195,305

			Shares

AFFILIATED MUTUAL FUND 1.5%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $2,653,986)(Note 3)(a)			2,653,986	2,653,986

TOTAL SHORT-TERM INVESTMENTS (cost $24,847,436)				24,849,291

TOTAL INVESTMENTS 93.7% (cost $159,831,296)(Note 5)				161,636,088
Other assets in excess of liabilities(e) 6.3%				10,925,811

NET ASSETS 100.0%				$172,561,899

The following abbreviations are used in the annual report:

LME—London Metal Exchange

OTC—Over-the-counter

TIPS—Treasury Inflation-Protected Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.
(b)	Rate shown is the effective yield at purchase date.
(c)	Represents security held in the Cayman Subsidiary.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

16

Commodity Futures contracts outstanding at October 31, 2016(1):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
53	Brent Crude	Jan. 2017	$2,585,440	$2,576,330	$(9,110)
10	Coffee ‘C’	Dec. 2016	539,813	615,563	75,750
14	Copper	Dec. 2016	762,533	771,750	9,217
14	Copper	Mar. 2017	776,263	775,425	(838)
78	Corn	Dec. 2016	1,360,579	1,383,525	22,946
6	Cotton No. 2	Dec. 2016	199,825	206,580	6,755
14	Gasoline RBOB	Mar. 2017	870,962	833,314	(37,648)
97	Gold 100 OZ	Dec. 2016	13,100,989	12,349,070	(751,919)
10	Hard Red Winter Wheat	Dec. 2016	218,025	207,375	(10,650)
16	Lean Hogs	Dec. 2016	316,570	306,880	(9,690)
6	Live Cattle	Dec. 2016	255,560	247,980	(7,580)
1	Live Cattle	Jun. 2017	39,430	38,260	(1,170)
8	LME Nickel	Nov. 2016	517,032	501,024	(16,008)
11	LME Nickel	Dec. 2016	598,596	690,063	91,467
7	LME Nickel	Jan. 2017	437,400	439,761	2,361
8	LME Nickel	Mar. 2017	504,744	503,880	(864)
14	LME PRI Aluminum	Nov. 2016	575,109	606,900	31,791
5	LME PRI Aluminum	Dec. 2016	193,125	216,688	23,563
12	LME PRI Aluminum	Jan. 2017	505,860	520,575	14,715
5	LME PRI Aluminum	Mar. 2017	206,824	217,063	10,239
7	LME Zinc	Nov. 2016	398,523	429,275	30,752
8	LME Zinc	Dec. 2016	353,078	491,600	138,522
6	LME Zinc	Jan. 2017	343,661	369,225	25,564
7	LME Zinc	Mar. 2017	382,800	431,288	48,488
89	Natural Gas	Jan. 2017	3,166,433	2,843,550	(322,883)
28	No. 2 Soft Red Winter Wheat	Dec. 2016	609,533	582,750	(26,783)
16	NY Harbor ULSD	Jan. 2017	1,088,900	1,022,515	(66,385)
16	Silver	Dec. 2016	1,590,270	1,423,680	(166,590)
32	Soybean	Jan. 2017	1,304,703	1,374,433	69,730
19	Soybean Oil	Jan. 2017	381,474	403,446	21,972
22	Sugar #11 (World)	Mar. 2017	514,719	531,485	16,766
5	Sugar #11 (World)	Jul. 2017	108,831	115,136	6,305
46	WTI Crude	Jan. 2017	2,323,760	2,183,160	(140,600)

					(921,815)

	Short Positions:
8	LME Nickel	Nov. 2016	498,163	501,024	(2,861)
11	LME Nickel	Dec. 2016	663,192	690,063	(26,871)
4	LME Nickel	Mar. 2017	248,091	251,940	(3,849)
14	LME PRI Aluminum	Nov. 2016	584,859	606,900	(22,041)
5	LME PRI Aluminum	Dec. 2016	205,620	216,688	(11,068)

See Notes to Financial Statements.

Prudential Real Assets Fund	17

Consolidated Portfolio of Investments (continued)

as of October 31, 2016

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Short Positions (cont’d.):
2	LME PRI Aluminum	Mar. 2017	$81,989	$86,825	$(4,836)
7	LME Zinc	Nov. 2016	398,484	429,275	(30,791)
2	LME Zinc	Mar. 2017	116,670	123,225	(6,555)
8	LME Zinc	Dec. 2017	438,188	491,600	(53,412)

					(162,284)

					$(1,084,099)

U.S. Treasury Obligations with a combined market value of $3,699,657 and $1,599,563 have been segregated with Credit Suisse First Boston Corp. and Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2016. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of October 31, 2016.
(1)	Represents positions held in the Cayman Subsidiary.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$79,003,458	$—	$—
U.S. Treasury Obligations	—	82,632,630	—
Other Financial Instruments*
Commodity Futures Contracts	(1,084,099)	—	—

Total	$77,919,359	$82,632,630	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

See Notes to Financial Statements.

18

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	47.9%
Real Estate	16.2
Utilities/Infrastructure	10.3
Master Limited Partnership (MLPs)	8.3
Natural Resources	7.5
High Yield	2.0
Ultra Short Debt	1.5%

93.7
Other assets in excess of liabilities	6.3

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Consolidated Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker— variation margin futures	$646,903	*	Due from/to broker— variation margin futures	$1,731,002	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$532,111

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(502,135)

For the year ended October 31, 2016, the Fund’s average value at trade date for futures contracts-long positions was $33,038,328 and for futures contracts-short positions was $1,701,653.

See Notes to Financial Statements.

Prudential Real Assets Fund	19

Consolidated Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $81,062,033)	$82,632,630
Affiliated investments (cost $78,769,263)	79,003,458
Cash	11,196,759
Receivable for investments sold	465,892
Interest receivable	140,962
Receivable for Fund shares sold	73,714
Prepaid expenses	1,220

Total assets	173,514,635

Liabilities
Payable for investments purchased	482,456
Due to broker—variation margin futures	335,165
Accrued expenses and other liabilities	62,110
Payable for Fund shares reacquired	29,830
Management fee payable	27,284
Affiliated transfer agent fee payable	10,491
Distribution fee payable	5,110
Dividends payable	290

Total liabilities	952,736

Net Assets	$172,561,899

Net assets were comprised of:
Shares of beneficial interest, at par	$18,409
Paid-in capital in excess of par	184,045,963

184,064,372
Distributions in excess of net investment income	(1,061)
Accumulated net realized loss on investment transactions	(12,222,270)
Net unrealized appreciation on investments and foreign currencies	720,858

Net assets, October 31, 2016	$172,561,899

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($8,259,828 ÷ 882,257 shares of beneficial interest issued and outstanding)	$9.36
Maximum sales charge (5.50% of offering price)	.54

Maximum offering price to public	$9.90

Class B
Net asset value, offering price and redemption price per share,
($782,501 ÷ 83,920 shares of beneficial interest issued and outstanding)	$9.32

Class C
Net asset value, offering price and redemption price per share,
($3,072,128 ÷ 329,672 shares of beneficial interest issued and outstanding)	$9.32

Class Q
Net asset value, offering price and redemption price per share,
($65,833,108 ÷ 7,024,018 shares of beneficial interest issued and outstanding)	$9.37

Class Z
Net asset value, offering price and redemption price per share,
($94,614,334 ÷ 10,089,380 shares of beneficial interest issued and outstanding)	$9.38

See Notes to Financial Statements.

Prudential Real Assets Fund	21

Consolidated Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Affiliated dividend income	$1,491,640
Interest income (net of inflationary and deflationary adjustments)	837,685

Total income	2,329,325

Expenses
Management fee	1,198,210
Distribution fee—Class A	28,368
Distribution fee—Class B	9,454
Distribution fee—Class C	32,910
Custodian and accounting fees	94,000
Transfer agent’s fees and expenses (including affiliated expense of $60,500)	88,000
Registration fees	81,000
Audit fee	47,000
Shareholders’ reports	35,000
Legal fees and expenses	26,000
Trustees’ fees	11,000
Insurance expenses	1,000
Loan interest expense	177
Miscellaneous	18,157

Total expenses	1,670,276
Less: Management fee waiver and/or expense reimbursement	(978,766)
Distribution fee waiver—Class A	(4,728)

Net expenses	686,782

Net investment income (loss)	1,642,543

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,479,450))	(725,011)
Net capital gain distribution received (including affiliated of $1,745,474)	1,745,474
Futures transactions	532,111

1,552,574

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,694,127))	384,641
Futures	(502,135)
Foreign currencies	146

(117,348)

Net gain (loss) on investment and foreign currency transactions	1,435,226

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,077,769

See Notes to Financial Statements.

22

Consolidated Statement of Changes in Net Assets

	Year Ended October 31, 2016	Eight Months Ended October 31, 2015	Year Ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,642,543	$1,005,965	$1,027,178
Net realized gain (loss) on investment and foreign currency transactions	1,552,574	(5,812,182)	(1,690,267)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(117,348)	(5,959,544)	2,693,094

Net increase (decrease) in net assets resulting from operations	3,077,769	(10,765,761)	2,030,005

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(83,539)	(40,142)	(141,904)
Class B	(4,039)	(1,107)	(8,169)
Class C	(12,859)	(3,607)	(25,038)
Class Q	(729,366)	(276,766)	—
Class Z	(990,000)	(437,979)	(1,453,664)

	(1,819,803)	(759,601)	(1,628,775)

Tax return of capital distributions
Class A	—	(27,544)	—
Class B	—	(759)	—
Class C	—	(2,475)	—
Class Q	—	(189,905)	—
Class Z	—	(300,526)	—

	—	(521,209)	—

Distributions from net realized gains
Class A	(26,023)	(36,717)	(721,781)
Class B	(2,365)	(4,281)	(85,612)
Class C	(9,149)	(14,702)	(216,138)
Class Q	(187,033)	(32)	—
Class Z	(267,095)	(307,469)	(4,211,276)

	(491,665)	(363,201)	(5,234,807)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	28,940,001	68,117,764	41,756,226
Net asset value of shares issued in reinvestment of dividends, distributions and tax return of capital	2,309,072	1,640,058	6,849,358
Cost of shares reacquired	(16,566,179)	(17,545,013)	(11,972,235)

Net increase (decrease) in net assets from Fund share transactions	14,682,894	52,212,809	36,633,349

Total increase (decrease)	15,449,195	39,803,037	31,799,772

Net Assets:
Beginning of period	157,112,704	117,309,667	85,509,895

End of period	$172,561,899	$157,112,704	$117,309,667

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	23

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established on January 28, 2000, as a Delaware Business Trust. The Trust operates as a series company. At October 31, 2016, the Trust consisted of six investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison Select Growth Fund, Prudential QMA Strategic Value Fund (formerly Prudential Strategic Value Fund), Prudential QMA Global Tactical Allocation Fund (formerly Prudential Global Tactical Allocation Fund), Prudential Real Assets Fund, Prudential Global Absolute Return Bond Fund and Prudential Unconstrained Bond Fund. The information presented in these consolidated financial statements pertains to Prudential Real Assets Fund (the “Fund”), a non-diversified series of the Trust.

The Fund’s investment objective is to seek long-term real return.

The Fund wholly owns and controls the Prudential Real Assets Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

24

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance to recent Commodity Futures Trading Commission rule amendments.

As of October 31, 2016, the Subsidiary had net assets of $33,049,258, representing 19.2% of the Fund’s net assets.

Note 1. Accounting Policies

The Fund and its subsidiary follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund and its subsidiary hold securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Consolidated Portfolio of Investments.

Derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at

Prudential Real Assets Fund	25

Notes to Consolidated Financial Statements (continued)

the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

26

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs). The Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil,

Prudential Real Assets Fund	27

Notes to Consolidated Financial Statements (continued)

agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Inflation-Protected Securities: The Fund invests in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates.

28

Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Prudential Real Assets Fund	29

Notes to Consolidated Financial Statements (continued)

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. PI has entered into a subadvisory agreements with Quantitative Management Associates LLC (“QMA”), PGIM Fixed Income (“PFI”), which is a business unit of PGIM, Inc., and CoreCommodity Management, LLC (“Core”), each a Subadviser and together, the Subadvisers. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..60% of the average daily net assets of the Fund (including the Subsidiary). The effective management fee rate, net of waivers and/or expense reimbursement was .13% of the Fund’s average daily net assets for the year ended October 31, 2016.

The Subsidiary has entered into a separate management agreement with PI whereby PI provides advisory and other services to the Subsidiary substantially similar to the services provided by PI to the Fund as discussed above. In consideration for these services, the Subsidiary will pay the Manager a monthly fee at the annual rate of .60% of the average daily net assets of the Subsidiary. PI has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PI also had entered into two separate Subadvisory Agreements with QMA and Core relating to the Subsidiary.

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses, including acquired fund taxes), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, including acquired fund dividends and interest expense on short sales) of each class of shares of the Fund to .85% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

30

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, and Class C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed through February 28, 2018 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $3,393 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016, it received $4,078 and $171 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIMS, QMA, PGIM, Inc., and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. The Fund also invests in other affiliated mutual funds. Earnings from the Core Fund and other mutual funds are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

Prudential Real Assets Fund	31

Notes to Consolidated Financial Statements (continued)

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended October 31, 2016, aggregated $129,461,303 and $139,944,090 respectively. United States government securities represent $45,503,946 and $31,531,009 of those purchases and sales, respectively.

A summary of cost of purchases and proceeds from sales of shares of affiliated mutual funds, other than short-term investments, for the year ended October 31, 2016 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales		Distributions Received	Value, End of Period
Prudential Floating Rate Income Fund (Class Z)	$4,768,195	$1,999,227	$5,841,100		$86,155	$885,106
Prudential Global Real Estate Fund (Class Q)	—	32,231,185	2,134,900		139,490	27,912,582
Prudential International Real Estate Fund (Class Z)	21,139,592	5,791,440	26,747,821		349,633	—
Prudential Jennison Global Infrastructure Fund (Class Z)	21,413,392	11,627,906	15,102,992	*	157,314	17,795,427
Prudential Jennison MLP Fund, Inc. (Class Z)	4,926,741	18,495,438	8,766,238	*	—	14,283,583
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	3,439,659	12,727,584	3,769,800		99,084	12,842,632
Prudential Short Duration High Yield Income Fund (Class Q)	8,775,533	6,009,755	12,046,700		383,202	2,630,142
Prudential US Real Estate Fund (Class Z)	25,127,762	7,513,800	32,054,609		2,170,750	—

	$89,590,874	$96,396,335	$106,464,160		$3,385,628	$76,349,472

*	Amount includes return of capital distribution.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment transactions. For the year ended October 31, 2016, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized

32

loss on investment transactions by $183,746 due to differences in the treatment for book and tax purposes related to the investment in the Subsidiary and the reclassification of distributions. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $1,819,803 of ordinary income and $491,665 of long-term capital gains. For the period ended October 31, 2015, the tax character of dividends paid by the Fund were $763,472 of ordinary income, $359,330 of long-term capital gains and $521,209 of tax return of capital. For the year ended February 28, 2015, the tax character of dividends paid by the Fund were $2,490,430 of ordinary income and $4,373,152 of long-term capital gains.

As of October 31, 2016, the accumulated undistributed earnings on a tax basis was $63,941 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the total net unrealized depreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$162,469,967	$4,620,619	$(5,454,498)	$(833,879)	$(10,732,535)	$(11,566,414)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax reporting. The other cost basis adjustment are primarily attributable to appreciation of foreign currency, mark-to-market of futures contracts and the tax treatment of the investment in the Subsidiary.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares

Prudential Real Assets Fund	33

Notes to Consolidated Financial Statements (continued)

automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2016, Prudential, through its affiliates, owned 4,567,553 Class Z shares of the Fund. At reporting period end 5 shareholders of record held 77% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

34

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	204,278	$1,864,323
Shares issued in reinvestment of dividends and distributions	11,607	108,308
Shares reacquired	(333,141)	(3,089,117)

Net increase (decrease) in shares outstanding before conversion	(117,256)	(1,116,486)
Shares issued upon conversion from other share class(es)	1,621	15,290
Shares reacquired upon conversion into other share class(es)	(57,566)	(552,230)

Net increase (decrease) in shares outstanding	(173,201)	$(1,653,426)

Eight months ended October 31, 2015:
Shares sold	209,553	$2,037,887
Shares issued in reinvestment of dividends, distributions and tax return of capital	10,420	101,219
Shares reacquired	(280,957)	(2,706,602)

Net increase (decrease) in shares outstanding before conversion	(60,984)	(567,496)
Shares issued upon conversion from other class(es)	331	3,211
Shares reacquired upon conversion into other class(es)	(6,314)	(59,861)

Net increase (decrease) in shares outstanding	(66,967)	$(624,146)

Year ended February 28, 2015:
Shares sold	724,039	$7,596,748
Shares issued in reinvestment of dividends and distributions	82,327	858,195
Shares reacquired	(234,449)	(2,444,947)

Net increase (decrease) in shares outstanding before conversion	571,917	6,009,996
Shares issued upon conversion from other share class(es)	435	4,593
Shares reacquired upon conversion into other share class(es)	(586,437)	(6,305,783)

Net increase (decrease) in shares outstanding	(14,085)	$(291,194)

Class B
Year ended October 31, 2016:
Shares sold	959	$8,541
Shares issued in reinvestment of dividends and distributions	677	6,264
Shares reacquired	(42,546)	(388,614)

Net increase (decrease) in shares outstanding before conversion	(40,910)	(373,809)
Shares reacquired upon conversion into other share class(es)	(912)	(8,557)

Net increase (decrease) in shares outstanding	(41,822)	$(382,366)

Eight months ended October 31, 2015:
Shares sold	3,207	$31,000
Shares issued in reinvestment of dividends, distributions and tax return of capital	609	6,020
Shares reacquired	(19,822)	(194,097)

Net increase (decrease) in shares outstanding before conversion	(16,006)	(157,077)
Shares reacquired upon conversion into other class(es)	(332)	(3,211)

Net increase (decrease) in shares outstanding	(16,338)	$(160,288)

Year ended February 28, 2015:
Shares sold	6,696	$72,030
Shares issued in reinvestment of dividends and distributions	8,858	92,275
Shares reacquired	(15,830)	(164,195)

Net increase (decrease) in shares outstanding before conversion	(276)	110
Shares reacquired upon conversion into other share class(es)	(435)	(4,593)

Net increase (decrease) in shares outstanding	(711)	$(4,483)

Prudential Real Assets Fund	35

Notes to Consolidated Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	33,913	$310,505
Shares issued in reinvestment of dividends and distributions	2,324	21,562
Shares reacquired	(111,720)	(1,011,953)

Net increase (decrease) in shares outstanding before conversion	(75,483)	(679,886)
Shares reacquired upon conversion into other share class(es)	(3,670)	(34,375)

Net increase (decrease) in shares outstanding	(79,153)	$(714,261)

Eight months ended October 31, 2015:
Shares sold	38,740	$379,579
Shares issued in reinvestment of dividends, distributions and tax return of capital	2,089	20,647
Shares reacquired	(92,231)	(897,302)

Net increase (decrease) in shares outstanding	(51,402)	$(497,076)

Year ended February 28, 2015:
Shares sold	190,532	$2,000,952
Shares issued in reinvestment of dividends and distributions	23,164	240,739
Shares reacquired	(104,370)	(1,084,593)

Net increase (decrease) in shares outstanding	109,326	$1,157,098

Class Q
Year ended October 31, 2016:
Shares sold	1,217,753	$11,000,698
Shares issued in reinvestment of dividends and distributions	98,056	916,399
Shares reacquired+	(1,541)	(14,052)

Net increase (decrease) in shares outstanding	1,314,268	$11,903,045

Eight months ended October 31, 2015:
Shares sold	5,660,039	$56,260,786
Shares issued in reinvestment of dividends, distributions and tax return of capital	49,106	466,703
Shares reacquired	(380)	(3,586)

Net increase (decrease) in shares outstanding	5,708,765	$56,723,903

Period ended February 28, 2015*:
Shares sold	985.2	$10,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	985.2	$10,000

36

Class Z	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,710,369	$15,755,934
Shares issued in reinvestment of dividends and distributions	134,386	1,256,539
Shares reacquired	(1,292,499)	(12,062,443)

Net increase (decrease) in shares outstanding before conversion	552,256	4,950,030
Shares issued upon conversion from other share class(es)	60,894	584,717
Shares reacquired upon conversion into other share class(es)	(513)	(4,845)

Net increase (decrease) in shares outstanding	612,637	$5,529,902

Eight months ended October 31, 2015:
Shares sold	955,865	$9,408,512
Shares issued in reinvestment of dividends, distributions and tax return of capital	107,851	1,045,469
Shares reacquired	(1,410,265)	(13,743,426)

Net increase (decrease) in shares outstanding before conversion	(346,549)	(3,289,445)
Shares issued upon conversion from other class(es)	6,301	59,861

Net increase (decrease) in shares outstanding	(340,248)	$(3,229,584)

Year ended February 28, 2015:
Shares sold	3,078,116	$32,076,496
Shares issued in reinvestment of dividends and distributions	545,630	5,658,149
Shares reacquired	(791,238)	(8,278,500)

Net increase (decrease) in shares outstanding before conversion	2,832,508	29,456,145
Shares issued upon conversion from other share class(es)	585,211	6,305,783

Net increase (decrease) in shares outstanding	3,417,719	$35,761,928

*	Commencement of operations was January 23, 2015.
+	Includes affiliated redemption of 997 shares with a value of $9,052 for Class Q shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The average daily balance for the 4 days the Fund had loans outstanding during the period was $948,500, borrowed at a weighted average interest rate of 1.68%. The maximum loan outstanding during the period was $2,051,000. At October 31, 2016, the Fund did not have an outstanding loan balance.

Prudential Real Assets Fund	37

Notes to Consolidated Financial Statements (continued)

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the consolidated financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

38

Consolidated Financial Highlights

Class A Shares
	Year Ended October 31,	Eight Months Ended October 31,		Year Ended February 28,			Year Ended February 29,
	2016	2015(g)		2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.36	$10.15		$10.64	$10.51	$10.29	$10.18
Income (loss) from investment operations:
Net investment income (loss)	.07	.05		.11	.10	.05	.01
Net realized and unrealized gain (loss) on investments	.04	(.75)		.12	.11	.26	.24
Total from investment operations	.11	(.70)		.23	.21	.31	.25
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.06)		(.13)	(.08)	(.09)	(.14)
Tax return of capital distributions	-	-	(d)	-	-	-	-
Distributions from net realized gains	(.03)	(.03)		(.59)	-	-	-
Total dividends and distributions	(.11)	(.09)		(.72)	(.08)	(.09)	(.14)
Net Asset Value, end of period	$9.36	$9.36		$10.15	$10.64	$10.51	$10.29
Total Return(a):	1.17%	(6.89)%		2.15%	2.01%	2.99%	2.46%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,260	$9,875		$11,396	$12,094	$15,148	$12,796
Average net assets (000)	$9,456	$11,060		$12,020	$13,203	$13,700	$9,183
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.65%	.49%	(e)	.47%	.81%	1.28%	1.46%
Expenses before waivers and/or expense reimbursement	1.29%	1.33%	(e)	1.37%	1.43%	1.46%	1.84%
Net investment income (loss)	.80%	.82%	(e)	1.00%	.93%	.45%	.09%
Portfolio turnover rate	99%	48%	(f)	67%	114%	45%	52%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005.
(e)	Annualized.
(f)	Not annualized.
(g)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

Prudential Real Assets Fund	39

Consolidated Financial Highlights (continued)

Class B Shares
	Year Ended October 31,	Eight Months Ended October 31,		Year Ended February 28,				Year Ended February 29,
	2016	2015(g)		2015	2014		2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.34	$10.14		$10.62	$10.49		$10.29	$10.17
Income (loss) from investment operations:
Net investment income (loss)	- (d)	-	(d)	.02	.02		(.03)	(.08)
Net realized and unrealized gain (loss) on investments	.04	(.76)		.15	.11		.25	.26
Total from investment operations	.04	(.76)		.17	.13		.22	.18
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.01)		(.06)	-	(d)	(.02)	(.06)
Tax return of capital distributions	-	-	(d)	-	-		-	-
Distributions from net realized gains	(.03)	(.03)		(.59)	-		-	-
Total dividends and distributions	(.06)	(.04)		(.65)	-	(d)	(.02)	(.06)
Net Asset Value, end of period	$9.32	$9.34		$10.14	$10.62		$10.49	$10.29
Total Return(a):	.44%	(7.45)%		1.48%	1.25%		2.16%	1.78%

Ratios/Supplemental Data:
Net assets, end of period (000)	$783	$1,175		$1,440	$1,517		$1,490	$1,035
Average net assets (000)	$945	$1,296		$1,548	$1,421		$1,376	$633
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.40%	1.24%	(e)	1.22%	1.56%		2.03%	2.21%
Expenses before waivers and/or expense reimbursement	1.99%	2.03%	(e)	2.07%	2.13%		2.16%	2.51%
Net investment income (loss)	.04%	.05%	(e)	.23%	.22%		(.30)%	(.82)%
Portfolio turnover rate	99%	48%	(f)	67%	114%		45%	52%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005.
(e)	Annualized.
(f)	Not annualized.
(g)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended October 31,	Eight Months Ended October 31,		Year Ended February 28,				Year Ended February 29,
	2016	2015(g)		2015	2014		2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.34	$10.13		$10.62	$10.48		$10.28	$10.16
Income (loss) from investment operations:
Net investment income (loss)	- (d)	-	(d)	.01	.02		(.03)	(.07)
Net realized and unrealized gain (loss) on investments	.04	(.75)		.15	.12		.25	.25
Total from investment operations	.04	(.75)		.16	.14		.22	.18
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.01)		(.06)	-	(d)	(.02)	(.06)
Tax return of capital distributions	-	-	(d)	-	-		-	-
Distributions from net realized gains	(.03)	(.03)		(.59)	-		-	-
Total dividends and distributions	(.06)	(.04)		(.65)	-	(d)	(.02)	(.06)
Net Asset Value, end of period	$9.32	$9.34		$10.13	$10.62		$10.48	$10.28
Total Return(a):	.44%	(7.36)%		1.38%	1.35%		2.17%	1.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,072	$3,817		$4,663	$3,726		$4,451	$3,856
Average net assets (000)	$3,291	$4,291		$4,320	$4,116		$4,110	$2,558
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.40%	1.24%	(e)	1.22%	1.56%		2.03%	2.21%
Expenses before waivers and/or expense reimbursement	1.99%	2.03%	(e)	2.07%	2.13%		2.16%	2.53%
Net investment income (loss)	.02%	.07%	(e)	.14%	.17%		(.27)%	(.74)%
Portfolio turnover rate	99%	48%	(f)	67%	114%		45%	52%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005.
(e)	Annualized.
(f)	Not annualized.
(g)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

Prudential Real Assets Fund	41

Consolidated Financial Highlights (continued)

Class Q Shares
	Year Ended October 31, 2016	Eight Months Ended October 31, 2015(g)	January 23, 2015(d) through February 28, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.36	$10.16	$10.15
Income (loss) from investment operations:
Net investment income (loss)	.10	.08	(.04)
Net realized and unrealized gain (loss) on investments	.05	(.77)	.05
Total from investment operations	.15	(.69)	.01
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.07)	-
Tax return of capital distributions	-	(.01)	-
Distributions from net realized gains	(.03)	(.03)	-
Total dividends and distributions	(.14)	(.11)	-
Net Asset Value, end of period	$9.37	$9.36	$10.16
Total Return(a):	1.58%	(6.78)%	0.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$65,833	$53,463	$10
Average net assets (000)	$60,978	$29,985	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.32%	.15% (e)	.15%	(e)
Expenses before waivers and/or expense reimbursement	.91%	.94% (e)	1.06%	(e)
Net investment income (loss)	1.08%	1.33% (e)	(3.50)%	(e)
Portfolio turnover rate	99%	48% (f)	67%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.
(g)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended October 31,	Eight Months Ended October 31,	Year Ended February 28,			Year Ended February 29,
	2016	2015(d)	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.37	$10.17	$10.65	$10.52	$10.30	$10.18
Income (loss) from investment operations:
Net investment income (loss)	.09	.07	.11	.11	.07	.06
Net realized and unrealized gain (loss) on investments	.05	(.76)	.16	.12	.26	.22
Total from investment operations	.14	(.69)	.27	.23	.33	.28
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.06)	(.16)	(.10)	(.11)	(.16)
Tax return of capital distributions	-	(.02)	-	-	-	-
Distributions from net realized gains	(.03)	(.03)	(.59)	-	-	-
Total dividends and distributions	(.13)	(.11)	(.75)	(.10)	(.11)	(.16)
Net asset value, end of period	$9.38	$9.37	$10.17	$10.65	$10.52	$10.30
Total Return(a):	1.50%	(6.83)%	2.51%	2.27%	3.22%	2.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$94,614	$88,784	$99,800	$68,174	$58,273	$49,371
Average net assets (000)	$91,393	$94,841	$83,675	$60,758	$50,717	$44,750
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.40%	.24% (e)	.22%	.56%	1.03%	1.21%
Expenses before waivers and/or expense reimbursement	.99%	1.03% (e)	1.07%	1.13%	1.16%	1.58%
Net investment income (loss)	.99%	1.06% (e)	1.07%	1.08%	.72%	.56%
Portfolio turnover rate	99%	48% (f)	67%	114%	45%	52%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Real Assets Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying consolidated statement of assets and liabilities of Prudential Real Assets Fund, one of the series constituting Prudential Investment Portfolios 3 (hereafter referred to as the “Fund”) and subsidiary, including the consolidated portfolio of investments, as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended, the eight-month period ended October 31, 2015, and the year ended February 28, 2015, and the financial highlights for the year then ended, the eight-month period ended October 31, 2015 and each of the years in the four-year period ended February 28, 2015. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and subsidiary as of October 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

44

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2016, the Fund reports the maximum amount allowed per share but not less than $0.03 for Class A, B, C, Q, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2016, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Real Assets Fund	30.99%	11.71%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2016.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from Interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 22.08% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

Prudential Real Assets Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 89	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Real Assets Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President
	(2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 89	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 87	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2000; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Real Assets Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Real Assets Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Real Assets Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”), PGIM, Inc. (“PGIM”) through its PGIM Fixed Income (“PGIM Fixed Income”), and CoreCommodity Management, LLC (“Core”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each of QMA, PGIM and Core. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers

[1]	Prudential Real Assets Fund is a series of Prudential Investment Portfolios 3.

Prudential Real Assets Fund

Approval of Advisory Agreements (continued)

and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA, PGIM (on behalf of its PGIM Fixed Income) and Core, which serve as the Fund’s subadvisers pursuant to the terms of separate subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA, PGIM Fixed Income and Core. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, PGIM Fixed Income and Core, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers as well as PI’s recommendation, based on its review of each subadviser, to renew each subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, QMA, PGIM Fixed Income and Core and also considered the qualifications, backgrounds and responsibilities of the QMA, PGIM Fixed Income and Core portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s, PGIM Fixed Income’s and Core’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA, PGIM Fixed Income and Core. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA, PGIM Fixed Income and Core. The Board noted that QMA and PGIM Fixed Income are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA, PGIM Fixed Income and Core and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA, PGIM Fixed Income and Core under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that two of the subadvisers are affiliated with PI and that their profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board further noted that Core was not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rate was negotiated by PI and Core, as well as the fact that PI compensates Core out of its management fee.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and

Prudential Real Assets Fund

Approval of Advisory Agreements (continued)

personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, QMA, PGIM Fixed Income and Core

The Board considered potential ancillary benefits that might be received by PI, QMA, PGIM Fixed Income, Core and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by each of QMA, PGIM Fixed Income and Core included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, QMA, PGIM Fixed Income and Core were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, and five-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The Peer Universe is a custom peer universe comprised of real asset funds2. The mutual funds included in the Peer Group was objectively determined by Broadridge, an independent

[2]

The Fund was compared to a custom peer universe comprised of real asset funds, although the Fund is classified in the Lipper Flexible Portfolio Funds Performance Universe. The Fund was compared to a custom peer universe of real asset funds because PI believes that these funds provide a more appropriate basis for Fund performance comparisons.

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provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-year period, although it underperformed over the other periods.
•	The Board considered that although the Fund had underperformed its benchmark index over the one-year period, it had outperformed its Peer Group median.
•	The Board and PI agreed to continue the existing expense cap of 0.85% (exclusive of 12b-1 fees and certain other fees, but inclusive of acquired fund fees) through February 28, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Real Assets Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	CoreCommodity Management LLC	The Metro Center One Stamford Place Three North Stamford, CT 06902

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Assets Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ASSETS FUND

SHARE CLASS	A	B	C	Q	Z
NASDAQ	PUDAX	PUDBX	PUDCX	PUDQX	PUDZX
CUSIP	74440K819	74440K793	74440K785	74440K744	74440K777

MF207E    0300100-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Global Absolute Return Bond Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: To seek positive returns over the long term, regardless of market conditions

Highlights

PRUDENTIAL GLOBAL ABSOLUTE RETURN BOND FUND

•

The Fund outperformed the BofAML USD 3-Month LIBOR Constant Maturity Index primarily due to sector allocation and effective management of duration positioning. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	In terms of its sector allocation, the Fund benefited from its emphasis on global spread sectors (generally, non-government bonds), including emerging markets debt.

•	The Fund’s foreign currency positioning detracted from relative performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Global Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth.

Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Absolute Return Bond Fund

December 15, 2016

Prudential Global Absolute Return Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
Since Inception (%)
Class A	3.86 (11/3/15)
Class C	3.13 (11/3/15)
Class Q	4.12 (11/3/15)
Class Z	4.22 (11/3/15)
BofA ML USD LIBOR 3-Month CM Index	0.54
Lipper Alternative Credit Focus Funds Average	3.39

Average Annual Total Returns (With Sales Charges) as of 9/30/16
Since Inception (%)
Class A	N/A (11/3/15)
Class C	N/A (11/3/15)
Class Q	N/A (11/3/15)
Class Z	N/A (11/3/15)
BofA ML USD LIBOR 3-Month CM Index	N/A
Lipper Alternative Credit Focus Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/16
Since Inception (%)
Class A	N/A (11/3/15)
Class C	N/A (11/3/15)
Class Q	N/A (11/3/15)
Class Z	N/A (11/3/15)

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
Since Inception (%)
Class A	N/A (11/3/15)
Class C	N/A (11/3/15)
Class R	N/A (11/3/15)
Class Z	N/A (11/3/15)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Global Absolute Return Bond Fund (Class A shares) with a similar investment in the BofA ML USD LIBOR 3-Month CM Index by portraying the initial account values at the commencement of operations of Class A shares (November 3, 2015) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Global Absolute Return Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

BofA ML USD LIBOR 3-Month CM Index—The BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Lipper Alternative Credit Focus Funds Average—The Lipper Alternative Credit Focus Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Alternative Credit Focus Funds category for the periods noted. Funds in the Lipper Average are funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling, trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Distributions and Yields as of 10/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.44	2.61	–0.37
Class C	0.37	2.00	–1.12
Class Q	0.46	3.02	–0.14
Class Z	0.46	3.02	–0.18

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/16 (%)
AAA	2.0
AA	0.2
A	21.5
BBB	19.6
BB	27.1
B	18.2
CCC	3.3
Not Rated	2.4
Cash/Cash Equivalents	5.7
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Global Absolute Return Bond Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Global Absolute Return Bond Fund’s Class A shares returned 3.86% for the period since the Fund’s inception on November 3, 2015 through October 31, 2016. It outperformed the 0.54% return of the BofAML USD 3-Month LIBOR Constant Maturity Index (the Index) and outperformed the 3.39% return of the Lipper Alternative Credit Focus Funds Average.

What were market conditions?

•

During the fourth quarter of 2015, the global fixed income markets reflected investor uncertainty about weaker worldwide economic growth, the direction of central bank monetary policy, US dollar strength, and steep declines in energy and commodity prices. In the US during December, the Federal Reserve (Fed) raised the federal funds target rate by 0.25% to a range between 0.25% and 0.50% and said it was likely to raise short-term interest rates four times during 2016.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. Also in March, the Fed adopted a more dovish tone, suggesting it would hike rates only two times in 2016. (A dovish tone generally implies lower interest rates.) Emerging markets currencies appreciated versus the US dollar on the Fund’s more dovish stance, as well as negative interest rates and quantitative easing by the European Central Bank (ECB) and Bank of Japan.

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter, global central bank monetary policies remained accommodative, providing support to the fixed income markets. Credit spreads narrowed amid stability in energy prices as well as a general search for yield in the low-interest-rate environment. (Credit spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.)

•

During October, interest rates in developed countries rose as investors contemplated potential shifts in monetary policy from the central banks of Germany, Japan, Brazil, and India, along with better-than-expected UK economic data. In the US, economic

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conditions improved, indicating the Fed might raise rates at its December policy meeting. US employment increased and hourly wages accelerated, while the unemployment rate ticked down. The third-quarter US gross domestic product (GDP) grew at an annual rate of 2.9%, rebounding from three consecutive quarters of weak growth. The US dollar strengthened against many global currencies.

What worked?

•

During the reporting period, the Fund’s sector allocation emphasized global spread sectors, rather than government bond sectors. Spread sectors are corporate bonds, emerging markets debt, and other types of debt securities that provide extra yield (spread) over similar-duration government bond sectors to compensate for the greater credit risk associated with investing in them. One of these global spread sectors was emerging markets debt, more specifically the debt of sovereign issuers denominated in hard currencies, such as the US dollar. Early in the period, spreads on these issues had widened as the market priced in aggressive Fed monetary policy tightening. The Fund benefited as spreads later tightened on dovish comments from the Fed, suggesting rate hikes would come more slowly than previously expected.

•

The Fund’s positioning for spread compression within high yield corporate bonds, especially US non-commodity issuers, also bolstered returns. Spreads had widened at the start of the period on fears of increasing defaults, especially in the energy industry. As the period progressed, the market appeared to recognize the more solid fundamentals of non-commodity issuers and spreads compressed.

•

In addition, management of the Fund’s duration positioning added to performance versus the Index. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move. During the period, the Fund’s position in longer-duration bonds, which was based on expectations that global growth would remain weak, contributed positively as interest rates fell across the globe. Rates dropped as it appeared monetary policy tightening would continue longer than anticipated and as renewed weakness in the eurozone led the ECB to further expand its quantitative easing program.

What didn’t work?

•

Foreign currency positioning overall detracted from the Fund’s returns. In particular, the Fund was hurt by its overweight in the New Zealand dollar, Swedish krona, Mexican peso, and Norwegian kroner as commodity prices rebounded and the UK voted for Brexit. An underweight in the Brazilian real also had a negative impact on results.

Prudential Global Absolute Return Bond Fund	9

Strategy and Performance Overview (continued)

Did the Fund hold derivatives and how did they affect performance?

•	During the reporting period, the Fund used interest rate futures and swaps to help manage duration and yield curve exposure. These positions had a positive impact on performance.

•	In addition, the Fund employed foreign exchange derivatives to implement most currency strategies, which had a negative impact on results overall.

Current outlook

•

PGIM Fixed Income holds a broadly positive view of spread sectors and therefore, the Fund continues to have exposure to high yield corporate bonds, bank loans, investment-grade corporate bonds, emerging markets debt, and structured products, such as commercial mortgage-backed securities (CMBS) and asset-backed securities.

•	The Fund remains overweight in the debt of European “peripheral” countries and a select group of emerging market issuers, with its investments concentrated in sovereign bonds.

•

In terms of its foreign currency positioning, the Fund is overweight the US dollar and underweight the euro, UK pound, and Swiss franc. The Fund also maintains small allocations, both underweight and overweight, in emerging markets and commodity-related currencies. More specifically, the Fund was overweight the Brazilian real, Indian rupee, Indonesian rupiah, and Thai baht at the end of the period. It was underweight the Philippine peso, Singapore dollar, and Swedish krona.

•

Regarding high yield corporate bonds, PGIM Fixed Income believes demand for the asset class continues to be supported by a thirst for yield amid low interest rates. Outside the energy and basic materials sectors, default rates are expected to remain benign through 2018. Mergers and acquisitions, which have generally been positive for high yield credits, may increase during a Republican administration.

•

As credit spreads in the credit card and automobile sectors remain tight, PGIM Fixed Income sees compelling relative value in the wider spreads of fundamentally sound non-Index sectors, such as unsecured consumer loan senior debt and auto fixed rate revolving senior debt.

•

Within CMBS, PGIM Fixed Income expects new issue supply to remain heavy in November in advance of the winter holidays and the risk retention rules which will be implemented on December 24th, and it continues to find value in high-quality securities of new-issue conduit deals. (Conduit deals are collateralized by a pool of approximately 50 to 100 fixed-rate commercial mortgage loans that are fairly well diversified by loan size, geographic location, and property type.)

•	PGIM Fixed Income has a constructive view of investment-grade corporate bonds. Within financials, PGIM Fixed Income continues to favor US money center banks given past

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federal government regulation significantly reducing credit risk and bolstered by third-quarter earnings which were generally solid. As higher-quality industrial companies continue to take on debt and consolidation remains a concern, PGIM Fixed Income is focusing on names for which such an “event” has passed. The Fund is generally biased toward US-centric issuers rather than multinational companies or exporters, which could be vulnerable to a strong US dollar and weaker global growth.

Prudential Global Absolute Return Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Global Absolute Return Bond Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,046.50	1.20%	$6.17
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09
Class C	Actual	$1,000.00	$1,042.60	1.95%	$10.01
	Hypothetical	$1,000.00	$1,015.33	1.95%	$9.88
Class Q	Actual	$1,000.00	$1,047.80	0.95%	$4.89
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82
Class Z	Actual	$1,000.00	$1,049.00	0.95%	$4.89
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Global Absolute Return Bond Fund	13

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	3.93	1.20
C	4.92	1.95
Q	2.61	0.95
Z	3.26	0.95

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

14	Visit our website at prudentialfunds.com

Portfolio of Investments

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 93.3%

ASSET-BACKED SECURITIES 8.0%

Non-Residential Mortgage-Backed Securities 4.3%
Bayview Opportunity Master Fund IIIA Trust, Series 2016-RN3, Class A1, 144A	3.598%		09/28/31		394	$393,654
OneMain Financial Issuance Trust, Series 2014-2A, Class C, 144A	4.330		09/18/24		500	498,180
Oportun Funding IV LLC, Series 2016-C, Class B, 144A	4.850		11/08/21		250	250,009

						1,141,843

Residential Mortgage-Backed Security 3.7%
HSBC Home Equity Loan Trust, Series 2007-1, Class M2	1.006	(a)	03/20/36		1,000	958,987

TOTAL ASSET-BACKED SECURITIES (cost $2,078,325)						2,100,830

CORPORATE BONDS 43.1%

Auto Parts & Equipment 0.9%
Grupo Antolin Dutch BV (Spain), Sr. Sec’d. Notes, RegS	5.125		06/30/22	EUR	100	117,185
LKQ Italia Bondco SpA, Gtd. Notes, 144A	3.875		04/01/24	EUR	100	116,774

						233,959

Banks 12.0%
ABN AMRO Bank NV (Netherlands), Sub. Notes, 144A	4.750		07/28/25		250	262,622
Bank of America Corp., Series X, Jr. Sub. Notes	6.250	(a)	09/29/49		250	261,875
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.650		03/16/25		250	245,458
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.750		03/26/25		250	247,973
Goldman Sachs Group, Inc. (The), Series L, Jr. Sub. Notes	5.700	(a)	12/29/49		250	253,125
ING Bank NV (Netherlands), Sub. Notes, 144A	5.800		09/25/23		250	281,144
JPMorgan Chase & Co., Series R, Jr. Sub. Notes	6.000	(a)	12/29/49		250	260,625
MFB Magyar Fejlesztesi Bank Zrt (Hungary), Govt Gtd. Notes, RegS	6.250		10/21/20		250	281,512
Morgan Stanley, Series J, Jr. Sub. Notes	5.550	(a)	12/29/49		250	255,938
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.250		09/21/22		250	268,598
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	4.125		09/24/25		250	260,475
Wells Fargo & Co., Series S, Jr. Sub. Notes	5.900	(a)	12/29/49		250	261,562

						3,140,907

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials 1.1%
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, RegS	5.250%	04/01/21	EUR	100	$114,122
LSF9 Balta Issuer SA (Luxembourg), Sr. Sec’d. Notes, RegS	7.750	09/15/22	EUR	100	118,235
US Concrete, Inc., Gtd. Notes	6.375	06/01/24		50	52,000

					284,357

Chemicals 0.9%
Hexion, Inc., Sr. Sec’d. Notes	10.000	04/15/20		125	121,875
Monitchem HoldCo 3 SA (Luxembourg), Sr. Sec’d. Notes, RegS	5.250	06/15/21	EUR	100	110,736

					232,611

Commercial Services 1.7%
Laureate Education, Inc., Gtd. Notes, 144A	10.000	09/01/19		300	277,500
United Rentals North America, Inc., Gtd. Notes	5.500	05/15/27		30	29,850
United Rentals North America, Inc., Gtd. Notes	7.625	04/15/22		125	132,922

					440,272

Computers 1.4%
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes, 144A	2.700	10/05/17		250	253,166
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375	04/01/23		100	109,375

					362,541

Distribution/Wholesale 0.8%
Alliance Automotive Finance PLC (United Kingdom), Sr. Sec’d. Notes, RegS	6.250	12/01/21	EUR	100	116,938
Autodis SA (France), Sr. Sec’d. Notes, EMTN, RegS	6.500	02/01/19	EUR	90	101,762

					218,700

Electric 4.1%
AES Corp., Sr. Unsec’d. Notes	7.375	07/01/21		25	28,187
Calpine Corp., Sr. Unsec’d. Notes	5.500	02/01/24		75	73,125
Contourglobal Power Holdings SA (France), Sr. Sec’d. Notes, 144A(b)	5.125	06/15/21	EUR	100	114,935
Dynegy, Inc., Gtd. Notes	7.375	11/01/22		250	241,094
GenOn Energy, Inc., Sr. Unsec’d. Notes	9.875	10/15/20		225	168,187
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750	01/20/20		250	286,250
NRG Energy, Inc., Gtd. Notes	7.875	05/15/21		45	47,025
State Grid Europe Development 2014 PLC (China), Series A, Gtd. Notes, RegS	1.500	01/26/22	EUR	100	113,468

					1,072,271

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.5%
Belden, Inc., Gtd. Notes, EMTN, RegS	5.500%		04/15/23	EUR	100	$116,362

Entertainment 1.3%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375		11/01/23		125	134,063
International Game Technology PLC, Sr. Sec’d. Notes, RegS	4.125		02/15/20	EUR	100	118,283
Scientific Games International, Inc., Gtd. Notes	6.625		05/15/21		100	82,250

						334,596

Environmental Control 0.5%
Clean Harbors, Inc., Gtd. Notes	5.250		08/01/20		125	127,500

Foods 0.4%
Darling Global Finance BV, Gtd. Notes, RegS	4.750		05/30/22	EUR	100	114,990

Forest Products & Paper 0.4%
Sappi Papier Holding GmbH (South Africa), Sr. Unsec’d. Notes, RegS	3.375		04/01/22		EUR 100	112,520

Healthcare-Products 0.3%
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, Sr. Unsec’d. Notes, 144A	6.625		05/15/22		100	85,750

Healthcare-Services 2.8%
CHS/Community Health Systems, Inc., Gtd. Notes	6.875		02/01/22		200	152,500
HCA, Inc., Gtd. Notes	5.875		02/15/26		200	210,000
HomeVi SAS (France), Sr. Sec’d. Notes, RegS	6.875		08/15/21	EUR	100	117,010
Kindred Healthcare, Inc., Gtd. Notes	8.000		01/15/20		125	123,750
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750		02/01/20		125	122,500

						725,760

Home Builders 0.8%
KB Home, Gtd. Notes	7.250		06/15/18		75	79,500
William Lyon Homes, Inc., Gtd. Notes	7.000		08/15/22		125	130,000

						209,500

Insurance 1.3%
Cloverie PLC for Zurich Insurance Co. Ltd. (Switzerland), Sub. Notes, EMTN	7.500	(a)	07/24/39	EUR	100	127,918
Credit Agricole Assurances SA (France), Sub. Notes, RegS	4.250	(a)	01/29/49	EUR	100	108,815
Liberty Mutual Group, Inc., Gtd. Notes, RegS	2.750		05/04/26	EUR	100	115,458

						352,191

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Lodging 0.4%
MGM Resorts International, Gtd. Notes	8.625%	02/01/19		100	$112,188

Machinery-Diversified 0.4%
Galapagos SA (Luxembourg), Sr. Sec’d. Notes, RegS(b)	5.375	06/15/21	EUR	100	105,933

Media 2.4%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625	09/15/17		175	182,875
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875	05/01/27		125	130,937
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125	12/15/21		75	72,938
Numericable-SFR SAS (France), Sr. Sec’d. Notes, RegS	5.625	05/15/24	EUR	100	115,127
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, RegS	7.000	04/15/23	GBP	100	129,347

					631,224

Miscellaneous Manufacturing 0.7%
Amsted Industries, Inc., Gtd. Notes, 144A (original cost $177,296; purchased 11/18/15)(b)(c)	5.000	03/15/22		175	175,438

Oil & Gas 1.2%
Petroleos Mexicanos (Mexico), Gtd. Notes, EMTN, RegS	1.875	04/21/22	EUR	100	106,070
Gtd. Notes	3.125	01/23/19		100	100,700
Gtd. Notes, EMTN, RegS	3.750	03/15/19	EUR	100	114,743

					321,513

Packaging & Containers 2.0%
Ball Corp., Gtd. Notes	4.375	12/15/23	EUR	100	123,399
Horizon Holdings I SAS (France), Sr. Unsec’d. Notes, RegS	7.250	08/01/23	EUR	100	115,813
Kloeckner Pentaplast of America, Inc. (Luxembourg), Gtd. Notes, RegS	7.125	11/01/20	EUR	100	114,990
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.875	08/15/23		50	53,281
SIG Combibloc Holdings SCA (Luxembourg), Sr. Sec’d. Notes, RegS	7.750	02/15/23	EUR	100	115,950

					523,433

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Pharmaceuticals 0.8%
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250%		04/01/22		200	$208,500

Retail 1.8%
Dufry Finance SCA (Switzerland), Gtd. Notes, RegS	4.500		08/01/23	EUR	100	117,185
Kirk Beauty One GmbH (Germany), Gtd. Notes, RegS	8.750		07/15/23	EUR	100	119,106
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625		07/15/24	EUR	100	115,262
THOM Europe SAS (France), Sr. Sec’d. Notes, RegS	7.375		07/15/19	EUR	100	115,660

						467,213

Software 0.5%
First Data Corp., Gtd. Notes, 144A	7.000		12/01/23		125	130,938

Telecommunications 0.4%
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, RegS	4.000		07/15/20	EUR	100	111,422

Transportation 1.3%
Onorato Armatori SpA (Italy), Sr. Sec’d. Notes, 144A	7.750		02/15/23	EUR	100	104,012
Silk Bidco AS (Norway), Sr. Sec’d. Notes, RegS	7.500		02/01/22	EUR	200	230,353

						334,365

TOTAL CORPORATE BONDS (cost $10,984,148)						11,286,954

FOREIGN GOVERNMENT BONDS 31.9%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	6.875		04/22/21		150	162,300
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	2.875		04/01/21	EUR	450	507,555
Bulgaria Government International Bond (Bulgaria), Sr. Unsec’d. Notes, RegS	2.950		09/03/24	EUR	450	547,094
Bundesrepublik Deutschland (Germany), Bonds, RegS	0.015	(d)	08/15/26	EUR	10	10,802
Bonds, RegS	2.000		01/04/22	EUR	90	111,090
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes, EMTN	3.875		03/22/26	EUR	160	196,735
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, EMTN, RegS	3.875		05/06/22	EUR	950	1,087,481
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, RegS	7.500		05/06/21		230	253,046
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A, RegS	3.375		07/17/17	EUR	400	433,131
Sr. Unsec’d. Notes, 144A, RegS	4.750		04/17/19	EUR	420	424,164

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes, EMTN(b)	3.800%		08/08/17	JPY	10,000	$91,060
Iceland Government International Bond (Iceland), Sr. Unsec’d. Notes, RegS	5.875		05/11/22		550	644,671
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, EMTN, RegS	2.625		06/14/23	EUR	100	113,983
Sr. Unsec’d. Notes, EMTN, RegS	2.875		07/08/21	EUR	350	408,766
Sr. Unsec’d. Notes, EMTN, RegS	3.750		06/14/28	EUR	200	235,651
Japan Government Five Year Bond (Japan), Sr. Unsec’d. Notes(g)(h)	0.100		09/20/20	JPY	150,000	1,447,707
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	1.375		01/15/25	EUR	100	106,284
Poland Government International Bond (Poland), Sr. Unsec’d. Notes, EMTN, RegS	3.750		01/19/23	EUR	200	265,415
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A, RegS	4.800		06/15/20	EUR	100	122,280
Provincia De Buenos Airesgentina (Argentina), Sr. Unsec’d. Notes, 144A	9.950		06/09/21		150	171,000
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, EMTN, RegS	2.875		10/28/24	EUR	680	815,149
Russian Foreign Bond - Eurobond (Russia), Sr. Unsec’d. Notes, RegS	5.000		04/29/20		200	213,376

TOTAL FOREIGN GOVERNMENT BONDS (cost $7,878,499)						8,368,740

RESIDENTIAL MORTGAGE-BACKED SECURITIES 8.8%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3(e)	3.834	(a)	10/25/27		1,000	1,025,480
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-10, Class A2, 144A(f)	4.027	(a)	11/01/20		1,000	990,000
Series 2016-3, Class A, 144A	2.528	(a)	09/01/21		296	294,159

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,226,519)						2,309,639

U.S. TREASURY OBLIGATION 1.5%
U.S. Treasury Bonds (cost $400,003)	1.500		08/15/26		410	397,764

TOTAL LONG-TERM INVESTMENTS (cost $23,567,494)						24,463,927

See Notes to Financial Statements.

20

Description				Shares		Value (Note 1)
SHORT-TERM INVESTMENTS 6.1%

AFFILIATED MUTUAL FUND 3.8%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $988,359)(Note 3)(i)					988,359	$988,359

	Interest Rate		Maturity Date	Principal Amount (000)#
FOREIGN TREASURY OBLIGATION 1.3%
Letras del Banco Central de la Republica Argentina (Argentina) (cost $342,420)	24.653	%(j)	11/23/16	ARS	5,265	341,867

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* 1.0%

Call Options 0.2%
CDX.NA.IG.26, expiring 11/16/16, Strike Price $60.00	Citigroup Global Markets		7,500	86
CDX.NA.IG.27, expiring 01/18/17, Strike Price $62.50	JPMorgan Chase		7,500	1,188
Currency Option Euro vs New Turkish Dollar, expiring 04/26/17, Strike Price 5.00	Credit Suisse First Boston Corp.	EUR	1,250	1,284
Currency Option United States Dollar vs Brazilian Real expiring 04/26/17, Strike Price 6.00	Credit Suisse First Boston Corp.		1,500	415
expiring 04/26/17, Strike Price 7.50	Credit Suisse First Boston Corp.		1,000	65
Currency Option United States Dollar vs Indian Rupee, expiring 07/27/17, Strike Price 71.50	JPMorgan Chase		1,500	16,491
Currency Option United States Dollar vs Mexican Peso expiring 12/14/16, Strike Price 25.00	Citigroup Global Markets		3,000	1,605
expiring 09/27/17, Strike Price 22.50	Citigroup Global Markets		1,500	31,005
Currency Option United States Dollar vs New Turkish Dollar, expiring 03/03/17, Strike Price 4.25	Morgan Stanley		1,000	769
Currency Option United States Dollar vs Polish Zloty, expiring 12/08/16, Strike Price 6.00	Citigroup Global Markets		1,000	—
Currency Option United States Dollar vs South Korean Won, expiring 05/29/17, Strike Price 1,500.00	Citigroup Global Markets		1,500	2,775

				55,683

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS PURCHASED* (Continued)

Put Options 0.8%
CDX.NA.IG.26, expiring 11/16/16, Strike Price $80.00	Citigroup Global Markets		7,500	$2,754
CDX.NA.IG.27, expiring 01/18/17, Strike Price $92.50	JPMorgan Chase		7,500	13,798
Currency Option Australian Dollar vs Japanese Yen expiring 03/23/17, Strike Price 38.60	Citigroup Global Markets	AUD	6,000	363
expiring 06/16/17, Strike Price 70.00	Citigroup Global Markets	AUD	6,000	63,296
Currency Option Euro vs Polish Zloty expiring 12/08/16, Strike Price 4.10	JPMorgan Chase	EUR	900	81
expiring 12/08/16, Strike Price 4.30	Citigroup Global Markets	EUR	900	5,495
Currency Option United States Dollar vs Brazilian Real, expiring 11/16/17, Strike Price 3.70	Morgan Stanley		1,000	99,730
Currency Option United States Dollar vs Mexican Peso, expiring 09/27/17, Strike Price 18.00	Citigroup Global Markets		1,500	28,435

				213,952

TOTAL OPTIONS PURCHASED (cost $407,151)				269,635

TOTAL SHORT-TERM INVESTMENTS (cost $1,737,930)				1,599,861

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 99.4% (cost $25,305,424)(Note 5)				26,063,788

OPTIONS WRITTEN* (1.1)%

Call Options (0.5)%
CDX.NA.IG.27, expiring 01/18/17, Strike Price $70.00	JPMorgan Chase		7,500	(5,284)
Currency Option Euro vs New Turkish Dollar, expiring 06/27/18, Strike Price 5.00	Credit Suisse First Boston Corp.	EUR	1,250	(30,482)
Currency Option United States Dollar vs Brazilian Real, expiring 11/16/17, Strike Price 7.50	Morgan Stanley		1,000	(1,686)
expiring 06/27/18, Strike Price 6.00	Credit Suisse First Boston Corp.		1,500	(18,427)
Currency Option United States Dollar vs Indian Rupee, expiring 07/27/17, Strike Price 75.50	JPMorgan Chase		1,500	(8,131)

See Notes to Financial Statements.

22

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS WRITTEN* (Continued)

Call Options (cont’d.)
Currency Option United States Dollar vs Mexican Peso, expiring 09/27/17, Strike Price 25.00	Citigroup Global Markets		4,500	$(44,234)
Currency Option United States Dollar vs New Turkish Dollar, expiring 09/28/17, Strike Price 4.00	Morgan Stanley		1,000	(13,003)
Currency Option United States Dollar vs Polish Zloty, expiring 12/08/16, Strike Price 4.65	Barclays Capital Group		1,000	(58)
Currency Option United States Dollar vs South Korean Won, expiring 07/27/18, Strike Price 1,500.00	Citigroup Global Markets		1,500	(21,709)

				(143,014)

Put Options (0.6)%
CDX.NA.IG.26, expiring 11/16/16, Strike Price $110.00	Citigroup Global Markets		7,500	(141)
Currency Option Australian Dollar vs Japanese Yen, expiring 06/16/17, Strike Price 61.00	Citigroup Global Markets	AUD	12,000	(45,758)
Currency Option Euro vs Polish Zloty expiring 12/08/16, Strike Price 4.10	Citigroup Global Markets	EUR	900	(81)
expiring 12/08/16, Strike Price 4.30	JPMorgan Chase	EUR	900	(5,495)
Currency Option United States Dollar vs Brazilian Real, expiring 11/16/17, Strike Price 3.70	Citigroup Global Markets		1,000	(99,730)

				(151,205)

TOTAL OPTIONS WRITTEN (premiums received $499,465)				(294,219)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 98.3% (cost $24,805,959)				25,769,569
Other assets in excess of liabilities(k) 1.7%				452,746

NET ASSETS 100.0%				$26,222,315

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

BBR—New Zealand Bank Bill Rate

bps—Basis Points

BROIS—Brazil Overnight Interbank Deposit

BUBOR—Budapest Interbank Offered Rate

CAS—Connecticut Avenue Securities

CDX—Credit Derivative Index

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage Backed Securities Index

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

CMM—Constant Maturity Mortgage

CMT—Constant Maturity Treasury

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

IBRCOL—Colombia Overnight Interbank Reference Rate

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

NIBOR—Norwegian Interbank Offered Rate

OTC—Over-the-counter

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

STACR—Structured Agency Credit Risk

STIBOR—Stockholm Interbank Offered Rate

TELBOR—Tel Aviv Interbank Offered Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

See Notes to Financial Statements.

24

TWD—New Taiwanese Dollar

USD—United States Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2016.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(c)	Indicates a restricted security; the original cost of the restricted security is $177,296. The value of $175,438 is approximately 0.7% of net assets.
(d)	Represents zero coupon or step bond. Rate quoted represents yield- to- maturity at purchase date.
(e)	Represents CAS issued by Fannie Mae or a STACR securities issued by Freddie Mac.
(f)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $989,760 and 3.8% of net assets.
(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(h)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.
(i)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(j)	Rate quoted represents yield-to-maturity as of purchase date.
(k)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
18	90 Day Sterling	Dec. 2016	$2,743,194	$2,742,720	$(474)
3	5 Year Euro-Bobl	Dec. 2016	432,351	431,780	(571)
9	5 Year U.S. Treasury Notes	Dec. 2016	1,091,422	1,087,172	(4,250)
11	10 Year Euro-Bund	Dec. 2016	1,957,649	1,958,252	603
21	10 Year U.S. Treasury Notes	Dec. 2016	2,740,297	2,722,125	(18,172)
13	30 Year U.S. Ultra Treasury Bonds	Dec. 2016	2,419,553	2,287,188	(132,365)

					(155,229)

	Short Positions:
38	2 Year U.S. Treasury Notes	Dec. 2016	8,293,859	8,289,344	4,515
8	20 Year U.S. Treasury Bonds	Dec. 2016	1,356,516	1,301,750	54,766
7	30 Year Euro Buxl	Dec. 2016	1,385,059	1,382,249	2,810

					62,091

					$(93,138)

Cash and foreign currency of $197,563 and a foreign government bond with a market value of $207,505 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at October 31, 2016.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	25

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	Bank of America	AUD	86	$65,125	$64,971	$(154)
Expiring 01/13/17	Bank of America	AUD	107	81,093	80,917	(176)
Expiring 01/13/17	Barclays Capital Group	AUD	22	17,000	16,961	(39)
Expiring 01/13/17	Citigroup Global Markets	AUD	33	25,000	24,828	(172)
Expiring 01/13/17	Citigroup Global Markets	AUD	1,056	796,796	802,123	5,327
Expiring 01/13/17	Goldman Sachs & Co.	AUD	86	65,125	65,173	48
Expiring 01/13/17	JPMorgan Chase	AUD	107	81,092	80,905	(187)
Expiring 01/13/17	UBS AG	AUD	17	13,000	12,859	(141)
Expiring 01/27/17	JPMorgan Chase	AUD	485	371,732	368,489	(3,243)
Expiring 01/31/17	Barclays Capital Group	AUD	30	23,000	23,008	8
Expiring 01/31/17	Barclays Capital Group	AUD	51	39,000	38,696	(304)
Expiring 01/31/17	Citigroup Global Markets	AUD	19	14,000	14,106	106
Brazilian Real,
Expiring 01/31/17	Credit Suisse First Boston Corp.	BRL	157	48,892	47,839	(1,053)
Expiring 01/31/17	UBS AG	BRL	67	21,000	20,527	(473)
Expiring 04/28/17	Credit Suisse First Boston Corp.	BRL	131	36,735	38,919	2,184
Expiring 11/03/16	Goldman Sachs & Co.	BRL	263	80,888	82,420	1,532
Expiring 11/03/16	Goldman Sachs & Co.	BRL	1,112	340,185	348,069	7,884
Expiring 11/03/16	Hong Kong & Shanghai Bank	BRL	518	162,204	162,052	(152)
Expiring 11/03/16	JPMorgan Chase	BRL	59	19,000	18,592	(408)
Expiring 11/20/17	Citigroup Global Markets	BRL	1,415	342,080	400,361	58,281
Expiring 12/02/16	Citigroup Global Markets	BRL	59	18,702	18,425	(277)
Expiring 12/02/16	Credit Suisse First Boston Corp.	BRL	1,893	598,602	587,215	(11,387)
Expiring 12/02/16	UBS AG	BRL	416	131,625	129,013	(2,612)
British Pound,
Expiring 01/27/17	Bank of America	GBP	136	167,117	166,324	(793)
Expiring 01/27/17	Barclays Capital Group	GBP	13	16,000	15,999	(1)
Expiring 01/27/17	Citigroup Global Markets	GBP	13	16,000	16,143	143
Expiring 01/27/17	UBS AG	GBP	16	20,001	19,918	(83)
Expiring 01/27/17	UBS AG	GBP	160	195,100	196,862	1,762
Canadian Dollar,
Expiring 01/13/17	Barclays Capital Group	CAD	16	12,000	11,876	(124)
Expiring 01/13/17	Citigroup Global Markets	CAD	341	259,498	254,623	(4,875)
Expiring 01/13/17	UBS AG	CAD	15	11,000	10,935	(65)
Expiring 01/13/17	UBS AG	CAD	16	12,000	11,990	(10)
Expiring 01/13/17	UBS AG	CAD	20	15,000	14,801	(199)
Chilean Peso,
Expiring 01/23/17	Hong Kong & Shanghai Bank	CLP	27,424	40,625	41,714	1,089
Chinese Renminbi,
Expiring 01/26/17	Hong Kong & Shanghai Bank	CNH	1,050	153,844	153,808	(36)

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Colombian Peso,
Expiring 11/10/16	Bank of America	COP	312,732	$107,100	$103,836	$(3,264)
Euro,
Expiring 01/27/17	Barclays Capital Group	EUR	19	21,000	21,180	180
Expiring 01/27/17	Barclays Capital Group	EUR	25	27,000	27,126	126
Expiring 01/27/17	Barclays Capital Group	EUR	42	46,000	46,210	210
Expiring 01/27/17	UBS AG	EUR	18	20,000	20,111	111
Expiring 01/27/17	UBS AG	EUR	19	21,000	21,033	33
Expiring 01/27/17	UBS AG	EUR	44	48,000	48,038	38
Expiring 01/31/17	Barclays Capital Group	EUR	25	27,000	27,148	148
Expiring 01/31/17	UBS AG	EUR	7	8,000	7,971	(29)
Hungarian Forint,
Expiring 01/25/17	UBS AG	HUF	8,482	29,999	30,205	206
Indian Rupee,
Expiring 01/20/17	Citigroup Global Markets	INR	24,624	364,043	364,280	237
Expiring 01/20/17	Goldman Sachs & Co.	INR	8,787	130,250	129,988	(262)
Expiring 01/20/17	Goldman Sachs & Co.	INR	10,413	154,150	154,054	(96)
Expiring 07/31/17	JPMorgan Chase	INR	20,680	291,000	297,751	6,751
Expiring 12/09/16	Citigroup Global Markets	INR	8,669	128,757	129,045	288
Indonesian Rupiah,
Expiring 01/20/17	Citigroup Global Markets	IDR	2,031,404	154,150	153,755	(395)
Expiring 11/22/16	Bank of America	IDR	3,127,243	233,900	238,991	5,091
Expiring 11/22/16	Citigroup Global Markets	IDR	312,936	24,000	23,915	(85)
Expiring 11/22/16	Citigroup Global Markets	IDR	558,193	42,000	42,658	658
Expiring 11/22/16	Citigroup Global Markets	IDR	697,008	52,000	53,267	1,267
Expiring 11/22/16	Citigroup Global Markets	IDR	747,208	56,000	57,103	1,103
Expiring 11/22/16	Citigroup Global Markets	IDR	1,678,766	127,083	128,295	1,212
Expiring 11/22/16	JPMorgan Chase	IDR	235,710	18,000	18,013	13
Expiring 11/22/16	JPMorgan Chase	IDR	367,052	28,000	28,051	51
Expiring 11/22/16	JPMorgan Chase	IDR	737,576	56,000	56,367	367
Expiring 11/22/16	JPMorgan Chase	IDR	1,023,828	78,000	78,243	243
Expiring 11/22/16	UBS AG	IDR	211,730	16,000	16,181	181
Expiring 11/22/16	UBS AG	IDR	420,957	32,000	32,170	170
Expiring 11/22/16	UBS AG	IDR	524,113	40,000	40,054	54
Expiring 11/22/16	UBS AG	IDR	602,508	46,000	46,045	45
Expiring 11/22/16	UBS AG	IDR	719,400	55,000	54,978	(22)
Expiring 11/22/16	UBS AG	IDR	1,690,242	129,421	129,172	(249)
Japanese Yen,
Expiring 01/27/17	Barclays Capital Group	JPY	1,144	11,000	10,946	(54)
Expiring 01/31/17	UBS AG	JPY	1,890	18,000	18,095	95

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	27

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Malaysian Ringgit,
Expiring 11/10/16	UBS AG	MYR	246	$59,668	$58,716	$(952)
Expiring 12/09/16	Barclays Capital Group	MYR	246	59,556	58,626	(930)
Expiring 12/09/16	JPMorgan Chase	MYR	669	161,702	159,069	(2,633)
Expiring 12/21/16	Bank of America	MYR	541	130,151	128,568	(1,583)
Expiring 12/21/16	Barclays Capital Group	MYR	55	13,125	13,031	(94)
Expiring 12/21/16	Hong Kong & Shanghai Bank	MYR	1,140	274,778	271,045	(3,733)
Mexican Peso,
Expiring 01/20/17	Goldman Sachs & Co.	MXN	2,945	153,765	154,386	621
Expiring 01/24/17	Citigroup Global Markets	MXN	299	16,000	15,674	(326)
Expiring 01/24/17	Goldman Sachs & Co.	MXN	2,325	123,696	121,842	(1,854)
Expiring 01/31/17	Bank of America	MXN	286	15,000	14,991	(9)
Expiring 01/31/17	Barclays Capital Group	MXN	380	20,000	19,888	(112)
Expiring 01/31/17	Barclays Capital Group	MXN	395	21,000	20,709	(291)
Expiring 01/31/17	Citigroup Global Markets	MXN	461	24,466	24,157	(309)
New Taiwanese Dollar,
Expiring 11/21/16	JPMorgan Chase	TWD	7,246	221,429	229,718	8,289
Expiring 12/15/16	Bank of America	TWD	780	25,000	24,756	(244)
Expiring 12/15/16	Bank of America	TWD	5,604	179,434	177,745	(1,689)
Expiring 12/15/16	Citigroup Global Markets	TWD	659	21,000	20,890	(110)
Expiring 12/15/16	Citigroup Global Markets	TWD	697	22,000	22,100	100
Expiring 12/15/16	Citigroup Global Markets	TWD	1,139	36,000	36,129	129
Expiring 12/15/16	JPMorgan Chase	TWD	1,060	34,000	33,621	(379)
Expiring 12/15/16	JPMorgan Chase	TWD	1,324	42,000	42,010	10
Expiring 12/15/16	JPMorgan Chase	TWD	1,867	59,000	59,221	221
Expiring 12/15/16	JPMorgan Chase	TWD	2,194	69,000	69,583	583
Expiring 12/15/16	JPMorgan Chase	TWD	2,268	72,000	71,925	(75)
Expiring 12/15/16	UBS AG	TWD	444	14,000	14,088	88
Expiring 12/15/16	UBS AG	TWD	600	18,999	19,019	20
Expiring 12/15/16	UBS AG	TWD	1,287	41,000	40,818	(182)
Expiring 12/15/16	UBS AG	TWD	1,779	56,000	56,430	430
Expiring 12/15/16	UBS AG	TWD	2,724	86,000	86,418	418
New Zealand Dollar,
Expiring 01/13/17	Goldman Sachs & Co.	NZD	115	81,100	82,027	927
Expiring 01/13/17	UBS AG	NZD	17	12,001	12,138	137
Expiring 01/13/17	UBS AG	NZD	181	130,249	129,377	(872)
Norwegian Krone,
Expiring 01/25/17	Barclays Capital Group	NOK	273	33,000	33,026	26
Expiring 01/25/17	UBS AG	NOK	2,043	250,621	247,356	(3,265)

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Peruvian Nuevo Sol,
Expiring 01/23/17	Citigroup Global Markets	PEN	522	$151,504	$153,592	$2,088
Expiring 01/23/17	Goldman Sachs & Co.	PEN	522	151,791	153,592	1,801
Expiring 01/23/17	JPMorgan Chase	PEN	126	37,000	36,965	(35)
Expiring 12/09/16	Citigroup Global Markets	PEN	312	91,731	92,239	508
Philippine Peso,
Expiring 01/20/17	Citigroup Global Markets	PHP	4,965	102,276	102,417	141
Expiring 01/20/17	Citigroup Global Markets	PHP	8,621	176,329	177,844	1,515
Expiring 12/21/16	JPMorgan Chase	PHP	831	17,000	17,153	153
Expiring 12/21/16	UBS AG	PHP	4,090	84,000	84,418	418
Polish Zloty,
Expiring 01/25/17	Barclays Capital Group	PLN	64	16,000	16,162	162
Expiring 01/25/17	Barclays Capital Group	PLN	92	23,001	23,320	319
Expiring 01/25/17	Goldman Sachs & Co.	PLN	1,018	258,285	259,007	722
Russian Ruble,
Expiring 12/09/16	Bank of America	RUB	1,398	22,000	21,821	(179)
Expiring 12/09/16	Bank of America	RUB	21,042	331,868	328,463	(3,405)
Singapore Dollar,
Expiring 01/11/17	Citigroup Global Markets	SGD	321	222,222	231,103	8,881
Expiring 12/21/16	Bank of America	SGD	179	129,570	128,824	(746)
Expiring 12/21/16	Barclays Capital Group	SGD	82	59,000	59,065	65
Expiring 12/21/16	UBS AG	SGD	107	77,000	76,870	(130)
South African Rand,
Expiring 01/13/17	Citigroup Global Markets	ZAR	367	25,332	26,778	1,446
Expiring 01/13/17	Citigroup Global Markets	ZAR	1,168	84,000	85,278	1,278
Expiring 01/13/17	Hong Kong & Shanghai Bank	ZAR	257	17,818	18,802	984
South Korean Won,
Expiring 01/31/17	UBS AG	KRW	25,802	23,000	22,544	(456)
Expiring 11/21/16	JPMorgan Chase	KRW	125,512	107,800	109,679	1,879
Expiring 11/21/16	JPMorgan Chase	KRW	133,919	112,584	117,025	4,441
Expiring 12/21/16	Bank of America	KRW	25,340	23,000	22,141	(859)
Expiring 12/21/16	UBS AG	KRW	43,133	38,000	37,688	(312)
Swiss Franc,
Expiring 01/27/17	Goldman Sachs & Co.	CHF	23	22,998	22,988	(10)
Thai Baht,
Expiring 01/20/17	Citigroup Global Markets	THB	737	21,001	21,024	23
Expiring 01/20/17	Citigroup Global Markets	THB	839	24,000	23,957	(43)
Expiring 01/20/17	Citigroup Global Markets	THB	2,261	64,000	64,538	538
Expiring 01/20/17	Citigroup Global Markets	THB	8,053	225,075	229,857	4,782
Expiring 01/20/17	Citigroup Global Markets	THB	8,053	224,467	229,861	5,394
Expiring 11/22/16	Citigroup Global Markets	THB	6,019	172,448	171,897	(551)

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	29

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Turkish Lira,
Expiring 01/31/17	Barclays Capital Group	TRY	47	$15,000	$14,919	$(81)
Expiring 01/31/17	Barclays Capital Group	TRY	72	23,000	22,734	(266)
Expiring 11/18/16	Bank of America	TRY	359	119,400	115,562	(3,838)
Expiring 11/18/16	Barclays Capital Group	TRY	129	42,000	41,568	(432)
Expiring 11/18/16	Barclays Capital Group	TRY	133	43,000	42,798	(202)
Expiring 11/18/16	Citigroup Global Markets	TRY	571	192,160	183,904	(8,256)
Expiring 11/18/16	UBS AG	TRY	96	31,000	30,868	(132)

				$13,128,314	$13,204,098	75,784

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	Barclays Capital Group	AUD	15	$11,000	$11,054	$(54)
Expiring 01/13/17	Barclays Capital Group	AUD	13	10,000	10,005	(5)
Expiring 01/13/17	Goldman Sachs & Co.	AUD	173	130,910	131,139	(229)
Expiring 01/13/17	Goldman Sachs & Co.	AUD	107	81,100	81,563	(463)
Expiring 01/13/17	Morgan Stanley	AUD	427	325,971	324,512	1,459
Expiring 01/31/17	UBS AG	AUD	25	19,000	19,065	(65)
Brazilian Real,
Expiring 01/31/17	UBS AG	BRL	52	16,000	15,904	96
Expiring 06/29/18	Credit Suisse First Boston Corp.	BRL	714	183,674	193,672	(9,998)
Expiring 11/03/16	Citigroup Global Markets	BRL	59	18,865	18,592	273
Expiring 11/03/16	Credit Suisse First Boston Corp.	BRL	1,893	603,882	592,541	11,341
Expiring 11/20/17	Morgan Stanley	BRL	1,415	300,000	400,361	(100,361)
British Pound,
Expiring 01/27/17	Barclays Capital Group	GBP	11	13,000	13,038	(38)
Expiring 01/27/17	Citigroup Global Markets	GBP	125	152,573	152,780	(207)
Expiring 01/27/17	UBS AG	GBP	1,038	1,261,995	1,273,393	(11,398)
Canadian Dollar,
Expiring 01/13/17	Bank of America	CAD	172	129,748	128,298	1,450
Expiring 01/13/17	Barclays Capital Group	CAD	60	45,000	44,797	203
Expiring 01/13/17	Barclays Capital Group	CAD	19	14,000	13,955	45
Expiring 01/13/17	Citigroup Global Markets	CAD	17	13,001	12,941	60
Expiring 01/13/17	Goldman Sachs & Co.	CAD	177	132,325	131,938	387
Expiring 01/13/17	Goldman Sachs & Co.	CAD	173	130,249	129,367	882
Expiring 01/13/17	Goldman Sachs & Co.	CAD	172	129,749	128,405	1,344
Expiring 01/13/17	UBS AG	CAD	174	130,780	130,143	637

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Canadian Dollar, (cont’d.)
Expiring 01/13/17	UBS AG	CAD	155	$116,624	$115,451	$1,173
Expiring 01/13/17	UBS AG	CAD	39	29,000	28,826	174
Expiring 01/13/17	UBS AG	CAD	27	21,000	20,379	621
Chilean Peso,
Expiring 01/23/17	Hong Kong & Shanghai Bank	CLP	21,499	31,848	32,702	(854)
Colombian Peso,
Expiring 01/23/17	Citigroup Global Markets	COP	191,439	64,199	62,906	1,293
Expiring 11/10/16	Bank of America	COP	76,570	26,000	25,423	577
Expiring 11/10/16	Bank of America	COP	65,142	22,000	21,629	371
Expiring 11/10/16	JPMorgan Chase	COP	61,363	21,000	20,374	626
Expiring 11/10/16	UBS AG	COP	97,496	32,999	32,371	628
Euro,
Expiring 01/27/17	Bank of America	EUR	386	425,630	425,585	45
Expiring 01/27/17	Citigroup Global Markets	EUR	447	491,591	492,250	(659)
Expiring 01/27/17	Goldman Sachs & Co.	EUR	2,232	2,440,367	2,460,946	(20,579)
Expiring 01/31/17	Barclays Capital Group	EUR	16	17,000	17,146	(146)
Expiring 01/31/17	Barclays Capital Group	EUR	14	15,000	15,071	(71)
Hungarian Forint,
Expiring 01/25/17	Citigroup Global Markets	HUF	89,653	321,165	319,247	1,918
Indian Rupee,
Expiring 12/09/16	UBS AG	INR	4,248	63,000	63,238	(238)
Indonesian Rupiah,
Expiring 11/22/16	Bank of America	IDR	4,174,642	311,424	319,035	(7,611)
Expiring 11/22/16	Bank of America	IDR	773,549	58,000	59,116	(1,116)
Expiring 11/22/16	Citigroup Global Markets	IDR	428,512	32,000	32,748	(748)
Expiring 11/22/16	JPMorgan Chase	IDR	852,800	65,000	65,173	(173)
Expiring 11/22/16	JPMorgan Chase	IDR	325,875	25,000	24,904	96
Israeli Shekel,
Expiring 01/19/17	JPMorgan Chase	ILS	730	191,388	190,806	582
Japanese Yen,
Expiring 01/27/17	Barclays Capital Group	JPY	6,197	59,000	59,316	(316)
Expiring 01/27/17	Citigroup Global Markets	JPY	24,997	239,600	239,274	326
Expiring 01/27/17	Goldman Sachs & Co.	JPY	16,587	157,908	158,770	(862)
Expiring 01/27/17	JPMorgan Chase	JPY	36,327	364,648	347,722	16,926
Expiring 01/27/17	UBS AG	JPY	32,262	310,550	308,806	1,744
Expiring 01/27/17	UBS AG	JPY	1,780	17,000	17,038	(38)
Expiring 01/27/17	UBS AG	JPY	1,769	17,000	16,928	72
Expiring 01/31/17	Barclays Capital Group	JPY	4,577	44,000	43,814	186
Expiring 01/31/17	Barclays Capital Group	JPY	2,390	23,000	22,877	123

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	31

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Japanese Yen, (cont’d.)
Expiring 01/31/17	Citigroup Global Markets	JPY	1,750	$17,000	$16,758	$242
Expiring 11/08/16	Citigroup Global Markets	JPY	9,143	76,005	87,206	(11,201)
Malaysian Ringgit,
Expiring 01/11/17	Credit Suisse First Boston Corp.	MYR	580	130,556	137,727	(7,171)
Expiring 12/21/16	Bank of America	MYR	172	41,000	40,878	122
Expiring 12/21/16	Citigroup Global Markets	MYR	1,299	308,300	308,746	(446)
Expiring 12/21/16	UBS AG	MYR	186	44,000	44,124	(124)
Mexican Peso,
Expiring 01/24/17	UBS AG	MXN	508	27,000	26,634	366
Expiring 01/31/17	Barclays Capital Group	MXN	375	20,000	19,651	349
Expiring 01/31/17	Citigroup Global Markets	MXN	347	18,000	18,168	(168)
Expiring 01/31/17	Citigroup Global Markets	MXN	340	18,000	17,782	218
Expiring 01/31/17	UBS AG	MXN	662	35,000	34,684	316
Expiring 09/29/17	Citigroup Global Markets	MXN	9,426	462,000	479,789	(17,789)
New Taiwanese Dollar,
Expiring 11/21/16	JPMorgan Chase	TWD	3,751	117,900	118,912	(1,012)
Expiring 12/15/16	Citigroup Global Markets	TWD	18,554	551,371	588,504	(37,133)
Expiring 12/15/16	Citigroup Global Markets	TWD	2,766	88,300	87,735	565
Expiring 12/15/16	UBS AG	TWD	4,147	130,394	131,524	(1,130)
Expiring 12/15/16	UBS AG	TWD	3,759	118,300	119,241	(941)
Expiring 12/15/16	UBS AG	TWD	632	19,999	20,032	(33)
New Zealand Dollar,
Expiring 01/13/17	Bank of America	NZD	75	52,494	53,214	(720)
Expiring 01/13/17	Barclays Capital Group	NZD	28	20,000	20,256	(256)
Expiring 01/13/17	Barclays Capital Group	NZD	17	12,000	12,011	(11)
Expiring 01/13/17	Citigroup Global Markets	NZD	38	27,000	26,826	174
Expiring 01/13/17	Goldman Sachs & Co.	NZD	75	52,495	53,237	(742)
Expiring 01/13/17	UBS AG	NZD	74	51,711	52,482	(771)
Expiring 01/13/17	UBS AG	NZD	64	45,234	45,928	(694)
Expiring 01/13/17	UBS AG	NZD	31	22,000	21,989	11
Expiring 01/17/17	Barclays Capital Group	NZD	1,000	707,561	713,078	(5,517)
Norwegian Krone,
Expiring 01/25/17	Barclays Capital Group	NOK	148	18,000	17,870	130
Expiring 01/25/17	Goldman Sachs & Co.	NOK	827	99,900	100,153	(253)
Philippine Peso,
Expiring 01/20/17	JPMorgan Chase	PHP	3,477	71,300	71,721	(421)
Expiring 02/02/17	Citigroup Global Markets	PHP	6,422	131,590	132,442	(852)
Expiring 12/21/16	Citigroup Global Markets	PHP	8,080	167,000	166,797	203
Expiring 12/21/16	JPMorgan Chase	PHP	8,176	169,000	168,773	227

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Philippine Peso, (cont’d.)
Expiring 12/21/16	JPMorgan Chase	PHP	7,056	$145,000	$145,644	$(644)
Expiring 12/21/16	JPMorgan Chase	PHP	4,504	93,000	92,981	19
Expiring 12/21/16	JPMorgan Chase	PHP	2,966	61,000	61,230	(230)
Expiring 12/21/16	UBS AG	PHP	8,210	169,000	169,480	(480)
Polish Zloty,
Expiring 12/12/16	Barclays Capital Group	PLN	397	100,000	100,982	(982)
Russian Ruble,
Expiring 12/09/16	JPMorgan Chase	RUB	1,340	21,000	20,910	90
Expiring 12/09/16	UBS AG	RUB	1,213	19,000	18,942	58
Singapore Dollar,
Expiring 01/11/17	Citigroup Global Markets	SGD	321	232,511	231,103	1,408
Expiring 12/21/16	Bank of America	SGD	210	153,881	150,650	3,231
Expiring 12/21/16	Barclays Capital Group	SGD	70	51,000	50,340	660
Expiring 12/21/16	Barclays Capital Group	SGD	60	43,972	43,115	857
Expiring 12/21/16	Citigroup Global Markets	SGD	179	129,570	128,521	1,049
Expiring 12/21/16	Citigroup Global Markets	SGD	113	81,093	80,965	128
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	71	52,193	51,173	1,020
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	71	52,193	51,167	1,026
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	70	51,414	50,402	1,012
Expiring 12/21/16	JPMorgan Chase	SGD	113	81,093	80,970	123
Expiring 12/21/16	UBS AG	SGD	180	129,749	129,613	136
South African Rand,
Expiring 01/13/17	Barclays Capital Group	ZAR	375	26,000	27,403	(1,403)
Expiring 01/13/17	Citigroup Global Markets	ZAR	2,426	166,337	177,184	(10,847)
South Korean Won,
Expiring 01/31/17	Barclays Capital Group	KRW	25,265	22,000	22,074	(74)
Expiring 01/31/17	Citigroup Global Markets	KRW	15,912	14,000	13,903	97
Expiring 07/31/18	Bank of America	KRW	142,860	125,481	125,426	55
Expiring 11/21/16	JPMorgan Chase	KRW	201,703	171,429	176,259	(4,830)
Expiring 11/21/16	JPMorgan Chase	KRW	57,727	47,500	50,445	(2,945)
Expiring 12/21/16	Citigroup Global Markets	KRW	25,020	22,000	21,861	139
Expiring 12/21/16	JPMorgan Chase	KRW	52,974	47,000	46,287	713
Expiring 12/21/16	JPMorgan Chase	KRW	24,785	22,000	21,656	344
Expiring 12/21/16	UBS AG	KRW	40,788	36,000	35,639	361
Swedish Krona,
Expiring 01/25/17	Barclays Capital Group	SEK	186	21,000	20,724	276
Expiring 01/25/17	Citigroup Global Markets	SEK	1,150	130,249	127,847	2,402
Expiring 01/25/17	Citigroup Global Markets	SEK	578	65,125	64,282	843
Expiring 01/25/17	Citigroup Global Markets	SEK	185	20,991	20,542	449

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	33

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Swedish Krona, (cont’d.)
Expiring 01/25/17	UBS AG	SEK	579	$65,125	$64,394	$731
Expiring 01/25/17	UBS AG	SEK	124	14,000	13,836	164
Swiss Franc,
Expiring 01/27/17	Goldman Sachs & Co.	CHF	1,086	1,098,291	1,103,091	(4,800)
Expiring 01/27/17	UBS AG	CHF	16	16,000	16,058	(58)
Expiring 01/27/17	UBS AG	CHF	13	13,000	12,996	4
Thai Baht,
Expiring 01/20/17	UBS AG	THB	771	22,000	22,018	(18)
Turkish Lira,
Expiring 01/31/17	Barclays Capital Group	TRY	127	40,000	40,160	(160)
Expiring 01/31/17	Citigroup Global Markets	TRY	40	12,810	12,779	31
Expiring 01/31/17	UBS AG	TRY	108	34,000	34,090	(90)
Expiring 09/29/17	Morgan Stanley	TRY	388	122,300	116,605	5,695
Expiring 11/18/16	Barclays Capital Group	TRY	104	35,000	33,520	1,480
Expiring 11/18/16	Citigroup Global Markets	TRY	576	191,022	185,407	5,615
Expiring 11/18/16	Citigroup Global Markets	TRY	237	75,558	76,177	(619)
Expiring 11/18/16	Citigroup Global Markets	TRY	101	34,000	32,675	1,325
Expiring 11/18/16	Citigroup Global Markets	TRY	93	30,999	30,092	907
Expiring 11/18/16	Citigroup Global Markets	TRY	69	23,000	22,130	870
Expiring 11/18/16	Goldman Sachs & Co.	TRY	343	114,776	110,534	4,242
Expiring 11/18/16	Goldman Sachs & Co.	TRY	249	80,889	80,209	680
Expiring 11/18/16	UBS AG	TRY	24	8,000	7,744	256

				$18,411,724	$18,596,441	(184,717)

						$(108,933)

See Notes to Financial Statements.

34

Cross currency exchange contracts outstanding at October 31, 2016:

Settlement	Type	Notional Amount (000)#		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/13/2017	Buy	EUR	120	ZAR	1,862	$(3,531)	Goldman Sachs & Co.
01/13/2017	Buy	ZAR	838	EUR	53	2,996	Goldman Sachs & Co.
01/25/2017	Buy	HUF	17,801	EUR	58	(463)	Citigroup Global Markets
01/25/2017	Buy	NOK	1,521	SEK	1,659	(439)	Bank of America
01/27/2017	Buy	JPY	36,327	AUD	485	(20,768)	Citigroup Global Markets
04/28/2017	Buy	TRY	98	EUR	28	(938)	Credit Suisse First Boston Corp.
06/20/2017	Buy	AUD	235	JPY	17,406	10,086	Citigroup Global Markets
06/29/2018	Buy	EUR	170	TRY	658	3,406	Credit Suisse First Boston Corp.
11/18/2016	Buy	TRY	411	EUR	120	80	Citigroup Global Markets
12/12/2016	Buy	EUR	166	PLN	735	(4,046)	Citigroup Global Markets
12/12/2016	Buy	PLN	1,430	EUR	333	(1,844)	JPMorgan Chase

						$(15,461)

Forward rate agreements outstanding at October 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC forward rate agreements(f):
2,500	11/21/16	2.790%	CMM 102(2)	$1,708	$—	$1,708	Citigroup Global Markets
2,500	11/25/16	2.800%	CMM 102(2)	1,488	—	1,488	Citigroup Global Markets
2,500	11/21/16	1.765%	10 Year CMT(2)	(1,949)	—	(1,949)	Citigroup Global Markets
2,500	11/25/16	1.785%	10 Year CMT(2)	(1,487)	—	(1,487)	Citigroup Global Markets

				$(240)	$—	$(240)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	35

Portfolio of Investments (continued)

as of October 31, 2016

Interest rate swap agreements outstanding at October 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
JPY	40,000	04/01/26	—(3)		—(3)	$—	$726	$726
EUR	1,540	07/18/21	(0.405%	)	1 Day EONIA(1)	—	12,850	12,850
	11,360	12/14/16	0.414%		1 Day USOIS(1)	—	202	202
	4,470	11/02/16	0.426%		1 Day USOIS(1)	—	(147)	(147)
	5,350	02/18/17	0.466%		1 Day USOIS(1)	—	862	862
	7,835	09/09/17	0.539%		1 Day USOIS(1)	1,064	3,078	2,014
	2,600	10/21/17	0.590%		1 Day USOIS(1)	—	658	658
	2,580	11/01/17	0.639%		1 Day USOIS(1)	—	(380)	(380)
	85	09/27/46	1.380%		1 Day USOIS(1)	—	5,663	5,663
MXN	5,000	06/24/21	5.520%		28 Day Mexican Interbank Rate(2)	—	(6,408)	(6,408)
MXN	1,800	09/11/23	6.075%		28 Day Mexican Interbank Rate(2)	(4)	(1,268)	(1,264)
MXN	2,000	10/15/26	6.445%		28 Day Mexican Interbank Rate(2)	(4)	(519)	(515)
AUD	1,770	10/26/18	1.765%		3 Month Australian Bank Bill Rate(1)	—	(277)	(277)
AUD	2,650	10/27/18	1.793%		3 Month Australian Bank Bill Rate(1)	—	(1,425)	(1,425)
NZD	3,500	09/22/18	2.048%		3 Month BBR(2)	—	(2,830)	(2,830)
CAD	3,610	10/26/18	0.910%		3 Month Canadian Bankers Acceptance(1)	—	546	546
CAD	300	10/26/46	1.797%		3 Month Canadian Bankers Acceptance(1)	5	2,155	2,150
CAD	1,750	10/19/18	0.955%		3 Month Canadian Bankers Acceptance(2)	(2)	1,424	1,426
	1,300	02/08/18	0.884%		3 Month LIBOR(1)	—	2,209	2,209
	5,250	11/23/17	0.962%		3 Month LIBOR(1)	—	(11,760)	(11,760)
	2,460	01/26/18	1.124%		3 Month LIBOR(1)	(478)	(1,868)	(1,390)
	1,090	11/01/21	1.338%		3 Month LIBOR(1)	—	(38)	(38)
	1,000	11/20/22	1.873%		3 Month LIBOR(1)	—	(33,149)	(33,149)
	1,000	11/06/25	2.116%		3 Month LIBOR(1)	—	(49,513)	(49,513)
	1,345	11/01/18	1.075%		3 Month LIBOR(2)	—	(332)	(332)
	285	11/01/26	1.692%		3 Month LIBOR(2)	—	157	157
SEK	2,300	11/12/25	1.431%		3 Month STIBOR(2)	—	22,177	22,177
AUD	580	10/27/26	2.355%		6 Month Australian Bank Bill Rate(1)	—	3,770	3,770
AUD	390	10/26/26	2.365%		6 Month Australian Bank Bill Rate(1)	—	2,238	2,238
AUD	1,470	10/26/21	2.115%		6 Month Australian Bank Bill Rate(2)	—	(2,702)	(2,702)

See Notes to Financial Statements.

36

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
AUD	2,180	10/27/21	2.125%	6 Month Australian Bank Bill Rate(2)	$—	$(3,358)	$(3,358)
EUR	1,000	01/13/18	(0.077%)	6 Month EURIBOR(1)	—	(1,422)	(1,422)
EUR	2,135	08/15/25	0.395%	6 Month EURIBOR(1)	—	139	139
EUR	190	05/09/46	1.357%	6 Month EURIBOR(1)	—	(3,537)	(3,537)
EUR	160	03/31/31	0.874%	6 Month EURIBOR(2)	—	2,435	2,435
EUR	1,000	06/28/32	0.785%	6 Month EURIBOR(2)	—	(10,176)	(10,176)
EUR	815	07/04/42	1.001%	6 Month EURIBOR(2)	—	(632)	(632)
EUR	300	05/09/31	1.587%	6 Month EURIBOR(2)	—	5,250	5,250
GBP	1,625	09/07/25	0.920%	6 Month LIBOR(1)	—	34,106	34,106
GBP	450	06/23/46	1.626%	6 Month LIBOR(1)	30	(33,415)	(33,445)
GBP	1,830	06/23/31	1.618%	6 Month LIBOR(2)	70,332	83,050	12,718
NOK	3,000	11/01/26	1.650%	6 Month NIBOR(2)	—	(84)	(84)

					$70,943	$18,455	$(52,488)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
BRL	3,785	01/02/19	11.940%	1 Day BROIS(1)	$(8,763)	$—	$(8,763)	Morgan Stanley
BRL	901	01/01/25	12.003%	1 Day BROIS(2)	24,454	—	24,454	Morgan Stanley
CLP	900,000	10/18/18	3.250%	1 Day CLOIS(1)	1,440	—	1,440	BNP Paribas
COP	3,900,000	10/21/18	6.055%	1 Day IBRCOL(1)	3,831	—	3,831	Morgan Stanley
COP	4,200,000	10/07/18	6.250%	1 Day IBRCOL(1)	(26)	—	(26)	Morgan Stanley
COP	3,740,000	07/22/18	6.810%	1 Day IBRCOL(1)	(10,130)	—	(10,130)	Morgan Stanley
COP	15,174,195	04/07/17	7.330%	1 Day IBRCOL(2)	(1,183)	—	(1,183)	Morgan Stanley
COP	41,960,000	01/21/17	7.370%	1 Day IBRCOL(2)	(627)	—	(627)	Morgan Stanley
COP	72,820,000	01/25/17	7.380%	1 Day IBRCOL(2)	(210)	—	(210)	Morgan Stanley
COP	17,000,000	12/15/16	7.420%	1 Day IBRCOL(2)	185	—	185	Morgan Stanley
COP	17,100,000	01/22/17	7.450%	1 Day IBRCOL(2)	(492)	—	(492)	Morgan Stanley
MXN	10,400	10/31/22	5.960%	28 Day Mexican Interbank Rate(2)	(6,422)	(3,135)	(3,287)	Citigroup Global Markets
MXN	6,000	10/31/22	5.960%	28 Day Mexican Interbank Rate(2)	(4,097)	—	(4,097)	Citigroup Global Markets
ZAR	5,100	11/13/25	8.510%	3 Month JIBAR(2)	11,874	(84)	11,958	Citigroup Global Markets
ILS	700	12/09/22	1.530%	3 Month TELBOR(2)	8,265	—	8,265	Citigroup Global Markets
ILS	350	09/19/26	1.600%	3 Month TELBOR(2)	(329)	—	(329)	Barclays Capital Group
HUF	100,000	12/22/25	2.920%	6 Month BUBOR(2)	35,911	—	35,911	Citigroup Global Markets

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	37

Portfolio of Investments (continued)

as of October 31, 2016

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
PLN	550	11/24/25	2.290%	6 Month WIBOR(2)	$(155)	$—	$(155)	Citigroup Global Markets

					$53,526	$(3,219)	$56,745

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month JPY LIBOR plus .875 bps and receives the floating rate of 6 Month JPY LIBOR.

Credit default swap agreements outstanding at October 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2016(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Bank of China Ltd.	06/20/21	1.000%	100	1.159%	$589	$2,249	$(1,660)	Deutsche Bank AG
China Development Bank Corp.	06/20/21	1.000%	100	1.023%	(16)	1,421	(1,437)	Deutsche Bank AG

					$573	$3,670	$(3,097)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2016(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Deutsche Bank AG	06/20/17	1.000%	EUR	270	1.738%	$(1,049)	$(4,391)	$3,342	BNP Paribas
Federal Republic of Brazil	12/20/20	1.000%		500	2.196%	(22,862)	(64,528)	41,666	Deutsche Bank AG
Kingdom of Belgium	12/20/25	1.000%		500	0.493%	22,039	14,623	7,416	JPMorgan Chase
Kingdom of Belgium	12/20/25	1.000%		1,000	0.493%	44,079	24,532	19,547	JPMorgan Chase
Kingdom of Saudi Arabia	12/20/21	1.000%		250	1.324%	(3,667)	(5,095)	1,428	Barclays Capital Group
Kingdom of Spain	12/20/20	1.000%		250	0.610%	4,218	2,159	2,059	JPMorgan Chase
Kingdom of Spain	12/20/25	1.000%		750	1.124%	(6,683)	(16,633)	9,950	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%		750	0.879%	4,495	(403)	4,898	JPMorgan Chase

See Notes to Financial Statements.

38

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2016(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Petroleo Brasileiro SA	06/20/18	1.000%	250	1.828%	$(3,051)	$(11,181)	$8,130	Barclays Capital Group
Republic of Chile	12/20/20	1.000%	500	0.720%	6,231	(2,453)	8,684	Deutsche Bank AG
Republic of Colombia	12/20/20	1.000%	500	1.386%	(7,095)	(22,421)	15,326	Deutsche Bank AG
Republic of Hungary	12/20/20	1.000%	750	0.953%	2,295	(21,884)	24,179	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%	250	1.238%	(2,069)	(13,020)	10,951	Deutsche Bank AG
Republic of Ireland	12/20/25	1.000%	500	0.963%	2,119	8,689	(6,570)	JPMorgan Chase
Republic of Ireland	12/20/25	1.000%	500	0.963%	2,119	10,093	(7,974)	Barclays Capital Group
Republic of Israel	12/20/20	1.000%	250	0.553%	4,817	3,054	1,763	JPMorgan Chase
Republic of Italy	12/20/20	1.000%	250	1.287%	(2,540)	93	(2,633)	JPMorgan Chase
Republic of Italy	12/20/25	1.000%	750	1.980%	(55,834)	(28,906)	(26,928)	JPMorgan Chase
Republic of Italy	12/20/25	1.000%	500	1.980%	(37,223)	(19,746)	(17,477)	JPMorgan Chase
Republic of Korea	12/20/20	1.000%	500	0.317%	14,451	10,288	4,163	JPMorgan Chase
Republic of Latvia	12/20/20	1.000%	750	0.356%	20,503	6,892	13,611	Barclays Capital Group
Republic of Latvia	12/20/22	1.000%	500	0.678%	10,059	(1,998)	12,057	Barclays Capital Group
Republic of Lithuania	12/20/20	1.000%	750	0.388%	19,507	6,892	12,615	Barclays Capital Group
Republic of Lithuania	12/20/22	1.000%	500	0.671%	10,263	594	9,669	Barclays Capital Group
Republic of Panama Government	12/20/20	1.000%	750	1.037%	(244)	(17,988)	17,744	Deutsche Bank AG
Republic of Peru	12/20/20	1.000%	500	0.772%	5,165	(14,571)	19,736	Deutsche Bank AG
Republic of Philippines	12/20/20	1.000%	750	0.910%	3,584	(42)	3,626	JPMorgan Chase
Republic of Poland	12/20/20	1.000%	500	0.600%	8,669	7,067	1,602	Barclays Capital Group
Republic of Portugal	12/20/20	1.000%	750	2.482%	(41,619)	(21,937)	(19,682)	JPMorgan Chase
Republic of Portugal	12/20/20	1.000%	250	2.482%	(13,873)	(13,154)	(719)	Barclays Capital Group

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	39

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2016(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Republic of Slovakia Government	12/20/22	1.000%	250	0.560%	$6,780	$4,243	$2,537	Barclays Capital Group
Republic of Slovakia Government	12/20/22	1.000%	500	0.560%	13,543	8,139	5,404	Barclays Capital Group
Republic of Slovenia	12/20/20	1.000%	750	0.801%	6,892	(4,443)	11,335	JPMorgan Chase
Republic of Slovenia	12/20/20	1.000%	350	0.801%	3,216	(2,227)	5,443	Barclays Capital Group
Republic of South Africa	12/20/20	1.000%	375	2.001%	(14,316)	(25,728)	11,412	JPMorgan Chase
Republic of Turkey	12/20/20	1.000%	625	2.123%	(26,774)	(39,564)	12,790	Deutsche Bank AG
Russian Federation	12/20/20	1.000%	375	1.820%	(11,694)	(26,388)	14,694	JPMorgan Chase
Russian Federation	12/20/21	1.000%	475	2.207%	(26,858)	(27,386)	528	Barclays Capital Group
United Mexican States	12/20/20	1.000%	750	1.239%	(6,265)	(14,447)	8,182	Deutsche Bank AG

					$(68,672)	$(313,176)	$244,504

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%	2,500	$(42,461)	$(1,034)	$(41,427)	Deutsche Bank AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2016(5)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Sell Protection(2):
iTraxx.XO.26.V1	12/20/21	5.000%	EUR 20	$1,842	$1,821	$(21)

See Notes to Financial Statements.

40

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2016(5)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Anadarko Petroleum Corp.	06/20/21	1.000%	100	$(7,556)	$(2,700)	$4,856
Devon Energy Corp.	06/20/20	1.000%	100	(8,269)	(977)	7,292

				$(15,825)	$(3,677)	$12,148

A foreign government bond with a market value of $393,776 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at October 31, 2016.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	The fair value of credit default swap agreements on credit indices, asset-backed securities, and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	41

Portfolio of Investments (continued)

as of October 31, 2016

Currency swap agreements outstanding at October 31, 2016:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
506	3 Month LIBOR	CAD	670	3 Month Canadian Bankers Acceptance minus 16.25 bps	Goldman Sachs & Co.	10/17/18	$6,364	$—	$6,364
CAD 670	3 Month Canadian Bankers Acceptance plus 2 bps		506	3 Month LIBOR	Goldman Sachs & Co.	10/17/24	(7,518)	—	(7,518)
623	3 Month LIBOR	EUR	580	3 Month EURIBOR minus 36.6 bps	JPMorgan Chase	11/17/16	(12,783)	—	(12,783)
438	3 Month LIBOR	EUR	400	3 Month EURIBOR minus 33.9 bps	JPMorgan Chase	11/06/17	(1,107)	—	(1,107)
1,095	3 Month LIBOR	EUR	1,000	(0.214)%	JPMorgan Chase	11/05/20	(18,568)	—	(18,568)
698	3 Month LIBOR	EUR	650	(0.274)%	JPMorgan Chase	11/17/20	(23,869)	—	(23,869)
428	3 Month LIBOR	EUR	400	(0.279)%	JPMorgan Chase	11/18/20	(14,019)	—	(14,019)
1,222	3 Month LIBOR	JPY	150,000	(0.795)%	JPMorgan Chase	12/03/20	(208,909)	—	(208,909)
247	3 Month LIBOR	EUR	220	(0.443)%	JPMorgan Chase	08/22/21	4,696	—	4,696
438	3 Month LIBOR	EUR	400	(0.108)%	JPMorgan Chase	11/06/21	(10,853)	—	(10,853)
537	3 Month LIBOR	EUR	500	(0.07)%	JPMorgan Chase	05/17/22	(25,399)	—	(25,399)
376	3 Month LIBOR	EUR	350	0.015%	JPMorgan Chase	11/17/22	(19,598)	—	(19,598)
1,095	3 Month LIBOR	EUR	1,000	0.339%	JPMorgan Chase	11/05/24	(60,662)	—	(60,662)
107	3 Month LIBOR	EUR	100	0.355%	JPMorgan Chase	05/17/25	(7,989)	—	(7,989)
107	3 Month LIBOR	EUR	100	0.425%	JPMorgan Chase	11/12/25	(9,144)	—	(9,144)
NZD 1,000	3 Month New Zealand BBR plus 48.0 bps		707	3 Month LIBOR	JPMorgan Chase	10/17/26	10,820	—	10,820

							$(398,538)	$—	$(398,538)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

42

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$1,141,843	$—
Residential Mortgage-Backed Security	—	958,987	—
Corporate Bonds	—	11,286,954	—
Foreign Government Bonds	—	8,368,740	—
Residential Mortgage-Backed Securities	—	1,319,639	990,000
U.S. Treasury Obligation	—	397,764	—
Affiliated Mutual Fund	988,359	—	—
Foreign Treasury Obligation	—	341,867	—
Options Purchased	—	269,635	—
Options Written	—	(294,219)	—
Other Financial Instruments*
Futures Contracts	(93,138)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(108,933)	—
OTC Cross Currency Exchange Contracts	—	(15,461)	—
OTC Forward Rate Agreements	—	—	(240)
OTC Interest Rate Swap Agreements	—	53,526	—
Centrally Cleared Interest Rate Swap Agreements	—	(52,488)	—
Centrally Cleared Credit Default Swap Agreements	—	12,127	—
OTC Credit Default Swap Agreements	—	(110,560)	—
OTC Currency Swap Agreements	—	(398,538)	—

Total	$895,221	$23,170,883	$989,760

During the period, there were no transfers between Level 1 and Level 2 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Residential Mortgage-Backed Securities	Forward Rate Agreements
Balance as of 11/3/15***	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	14,115	(240)
Purchases	970,158	—
Sales/Paydown	—	—
Accrued discount/premium	5,727	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/16	$990,000	$(240)

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	43

Portfolio of Investments (continued)

as of October 31, 2016

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $13,875 was relating to securities held at the reporting period end.
***	Commencement of operations.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2016	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Residential Mortgage- Backed Securities	$990,000	Market Approach	Single Broker Indicative Quote	$99.00 ($99.00)
Forward Rate Agreements	(240)	Model Pricing	Forward Rate Volatility	$99.9220 - $100.0683 ($99.9976)

	$989,760

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Foreign Government Bonds	31.9%
Residential Mortgage-Backed Securities	12.5
Banks	12.0
Non-Residential Mortgage-Backed Securities	4.3
Electric	4.1
Affiliated Mutual Fund	3.8
Healthcare-Services	2.8
Media	2.4
Packaging & Containers	2.0
Retail	1.8
Commercial Services	1.7
U.S. Treasury Obligation	1.5
Computers	1.4
Insurance	1.3
Foreign Treasury Obligation	1.3
Entertainment	1.3
Transportation	1.3
Oil & Gas	1.2
Building Materials	1.1
Options Purchased	1.0
Auto Parts & Equipment	0.9%
Chemicals	0.9
Distribution/Wholesale	0.8
Home Builders	0.8
Pharmaceuticals	0.8
Miscellaneous Manufacturing	0.7
Software	0.5
Environmental Control	0.5
Electrical Components & Equipment	0.5
Foods	0.4
Forest Products & Paper	0.4
Lodging	0.4
Telecommunications	0.4
Machinery-Diversified	0.4
Healthcare-Products	0.3

99.4
Options Written	(1.1)
Other assets in excess of liabilities	1.7

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s

See Notes to Financial Statements.

44

financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker— variation margin swaps	$12,148	*	Due from/to broker—variation margin swaps	$21	*
Credit contracts	Premiums paid for OTC swap agreements	111,028		Premiums received for OTC swap agreements	421,568
Credit contracts	Unrealized appreciation on OTC swap agreements	326,487		Unrealized depreciation on OTC swap agreements	126,507
Credit contracts	Unaffiliated investments	17,826		Options written outstanding, at value	5,425
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	16,568		Unrealized depreciation on OTC cross currency exchange contracts	32,029
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	233,856		Unrealized depreciation on OTC forward foreign currency exchange contracts	342,789
Foreign exchange contracts	Unaffiliated investments	251,809		Options written outstanding, at value	288,794
Interest rate contracts	Due from/to broker—variation margin futures	62,694	*	Due from/to broker—variation margin futures	155,832	*
Interest rate contracts	Due from/to broker—variation margin swaps	112,296	*	Due from/to broker—variation margin swaps	164,784	*
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	3,196		Unrealized depreciation on OTC forward rate agreements	3,436
Interest rate contracts	Unrealized appreciation on OTC swap agreements	107,924		Unrealized depreciation on OTC swap agreements	449,717
Interest rate contracts	—	—		Premiums received for OTC swap agreements	3,219

Total		$1,255,832			$1,994,121

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	45

Portfolio of Investments (continued)

as of October 31, 2016

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2016* are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Rate Agreements	Swaps	Forward & Cross Currency Contracts(2)	Total
Credit contracts	$(287,136)	$181,419	$—	$—	$92,042	$—	$(13,675)
Equity contracts	1,541	(347)	—	—	—	—	1,194
Foreign exchange contracts	15,656	35,551	—	—	—	(648,826)	(597,619)
Interest rate contracts	(13,657)	9,483	181,066	9,178	(23,796)	—	162,274

Total	$(283,596)	$226,106	$181,066	$9,178	$68,246	$(648,826)	$(447,826)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Forward Rate Agreements	Swaps	Forward & Cross Currency Contracts(4)	Total
Credit contracts	$(19,524)	$7,325	$—	$—	$212,107	$—	$199,908
Foreign exchange contracts	(117,992)	197,921	—	—	—	(124,394)	(44,465)
Interest rate contracts	—	—	(93,138)	(240)	(394,281)	—	(487,659)

Total	$(137,516)	$205,246	$(93,138)	$(240)	$(182,174)	$(124,394)	$(332,216)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.
*	Commencement of operations was November 3, 2015.

For the period ended October 31, 2016*, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Positions(3)	Cross Currency Exchange Contracts(3)	Forward Foreign Currency Exchange Contracts— Purchased(4)
$371,287	$53,635,227	$5,579,739	$8,808,878	$2,156,149	$13,600,103

See Notes to Financial Statements.

46

Forward Foreign Currency Exchange Contracts— Sold(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)
$16,618,102	$5,195,578	$49,622,442	$2,775,000	$25,778,587	$8,400,500

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Trade Date.
(4)	Value at Settlement Date.
*	Commencement of operations was November 3, 2015.

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$10,942	$(10,942)	$—	$—
Barclays Capital Group	146,676	(103,968)	—	42,708
BNP Paribas	4,782	(4,391)	—	391
Citigroup Global Markets	321,290	(321,290)	—	—
Credit Suisse First Boston Corp.	18,695	(18,695)	—	—
Deutsche Bank AG	138,749	(138,749)	—	—
Goldman Sachs & Co.	30,430	(30,430)	—	—
Hong Kong & Shanghai Bank	5,131	(4,775)	—	356
JPMorgan Chase	244,122	(244,122)	—	—
Morgan Stanley	136,123	(136,123)	—	—
UBS AG	11,754	(11,754)	—	—

	$1,068,694

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(26,825)	$10,942	$—	$(15,883)
Barclays Capital Group	(103,968)	103,968	—	—
BNP Paribas	(4,391)	4,391	—	—

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	47

Portfolio of Investments (continued)

as of October 31, 2016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Citigroup Global Markets	$(347,192)	$321,290	$—	$(25,902)
Credit Suisse First Boston Corp.	(79,456)	18,695	—	(60,761)
Deutsche Bank AG	(234,550)	138,749	95,801	—
Goldman Sachs & Co.	(41,199)	30,430	—	(10,769)
Hong Kong & Shanghai Bank	(4,775)	4,775	—	—
JPMorgan Chase	(668,385)	244,122	400,000	(24,263)
Morgan Stanley	(136,481)	136,123	—	(358)
UBS AG	(26,262)	11,754	—	(14,508)

	$(1,673,484)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

48

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $24,317,065)	$25,075,429
Affiliated investments (cost $988,359)	988,359
Foreign currency, at value (cost $467,412)	459,300
Deposit with broker for futures	197,563
Cash segregated for counterparty—OTC	700,000
Unrealized appreciation on OTC swap agreements	434,411
Dividends and interest receivable	265,013
Unrealized appreciation on OTC forward foreign currency exchange contracts	233,856
Premium paid for OTC swap agreements	111,028
Due from Manager	47,717
Receivable for investments sold	40,878
Unrealized appreciation on OTC cross currency exchange contracts	16,568
Due from broker—variation margin futures	11,442
Unrealized appreciation on OTC forward rate agreements	3,196
Prepaid expenses	816

Total assets	28,585,576

Liabilities
Payable for investments purchased	642,663
Unrealized depreciation on OTC swap agreements	576,224
Premium received for OTC swap agreements	424,787
Unrealized depreciation on OTC forward foreign currency exchange contracts	342,789
Options written outstanding, at value (premiums received $499,465)	294,219
Accrued expenses and other liabilities	43,521
Unrealized depreciation on OTC cross currency exchange contracts	32,029
Due to broker—variation margin swaps	3,503
Unrealized depreciation on OTC forward rate agreements	3,436
Affiliated transfer agent fee payable	48
Dividends payable	21
Distribution fee payable	21

Total liabilities	2,363,261

Net Assets	$26,222,315

Net assets were comprised of:
Common stock, at par	$2,640
Paid-in capital in excess of par	25,709,872

25,712,512
Undistributed net investment income	106,057
Accumulated net realized loss on investment and foreign currency transactions	(145,622)
Net unrealized appreciation on investments and foreign currencies	549,368

Net assets, October 31, 2016	$26,222,315

See Notes to Financial Statements.

50

Class A
Net asset value and redemption price per share, ($17,628 ÷ 1,775 shares of common stock issued and outstanding)	$9.93
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price to public	$10.40

Class C
Net asset value, offering price and redemption price per share, ($20,429 ÷ 2,058 shares of common stock issued and outstanding)	$9.93

Class Q
Net asset value, offering price and redemption price per share, ($26,049,256 ÷ 2,622,137 shares of common stock issued and outstanding)	$9.93

Class Z
Net asset value, offering price and redemption price per share, ($135,002 ÷ 13,582 shares of common stock issued and outstanding)	$9.94

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	51

Statement of Operations

Period* Ended October 31, 2016

Net Investment Income (Loss)
Income
Interest income	$1,021,131
Affiliated dividend income	9,315

Total income	1,030,446

Expenses
Management fee	211,370
Distribution fee—Class A	33
Distribution fee—Class C	121
Custodian and accounting fees	165,000
Registration fees	112,000
Audit fee	60,000
Legal fees and expenses	42,000
Shareholders’ reports	30,000
Trustees’ fees	10,000
Insurance expenses	1,000
Transfer agent’s fees and expenses (including affiliated expense of $200)	400
Miscellaneous	16,676

Total expenses	648,600
Less: Management fee waiver and/or expense reimbursement	(412,209)

Net expenses	236,391

Net investment income (loss)	794,055

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(176,178)
Futures transactions	181,066
Options written transactions	226,106
Forward rate agreements transactions	9,178
Swap agreements transactions	68,246
Foreign currency transactions	(606,471)

(298,053)

Net change in unrealized appreciation (depreciation) on:
Investments	758,364
Futures	(93,138)
Options written	205,246
Forward rate agreements	(240)
Swap agreements	(182,174)
Foreign currencies	(138,690)

549,368

Net gain (loss) on investment and foreign currency transactions	251,315

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,045,370

*	Commencement of operations was November 3, 2015.

See Notes to Financial Statements.

52

Statement of Changes in Net Assets

November 3, 2015* through October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$794,055
Net realized gain (loss) on investment and foreign currency transactions	(298,053)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	549,368

Net increase (decrease) in net assets resulting from operations	1,045,370

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(279)
Class C	(211)
Class Q	(536,588)
Class Z	(1,198)

(538,276)

Tax return of capital distributions
Class A	(336)
Class C	(254)
Class Q	(646,858)
Class Z	(1,444)

(648,892)

Fund share transactions (Note 6)
Net proceeds from shares sold	25,176,978
Net asset value of shares issued in reinvestment of dividends and distributions	1,187,135

Net increase (decrease) in net assets from Fund share transactions	26,364,113

Total increase (decrease)	26,222,315

Net Assets:
Beginning of period	—

End of period(a)	$26,222,315

(a) Includes undistributed net investment income of:	$106,057

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	53

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of six investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison Select Growth Fund, Prudential QMA Global Tactical Allocation Fund (formerly Prudential Global Tactical Allocation Fund), Prudential QMA Strategic Value Fund (formerly Prudential Strategic Value Fund), Prudential Real Assets Fund, Prudential Unconstrained Bond Fund and Prudential Global Absolute Return Bond Fund. These financial statements relate to Prudential Global Absolute Return Bond Fund. The Fund commenced operations on November 3, 2015.

The investment objective of the Fund is to seek positive return over the long term, regardless of market conditions.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable

54

exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Global Absolute Return Bond Fund	55

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

CAS and STACR: The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized

56

foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund

Prudential Global Absolute Return Bond Fund	57

Notes to Financial Statements (continued)

since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain

58

(loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into credit default, interest rate and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on investments. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default

Prudential Global Absolute Return Bond Fund	59

Notes to Financial Statements (continued)

(collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/

60

performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund may be subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Currency Swaps: The Fund may enter into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange

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Notes to Financial Statements (continued)

contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

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Payment In Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM Fixed Income (“PFI”), which is a business unit of PGIM, Inc. The subadvisory agreement

Prudential Global Absolute Return Bond Fund	63

Notes to Financial Statements (continued)

provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .85% of the Fund’s average daily net assets up to and including $2.5 billion, .825% of the next $2.5 billion and .80% of average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursement was .85% for the period ended October 31, 2016. The management fee amount waived exceeded the management fee for the period ended October 31, 2016.

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .95% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution plans, the Fund compensates PIMS for distribution related activities at an annual rate of .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $293 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PGIM, Inc., PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between and investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, for the period ended October 31, 2016, were $29,368,911 and $6,313,322, respectively.

Transactions in options written during the period ended October 31, 2016, were as follows:

	Notional Amount (000)	Premiums Received
Balance at beginning of period*	—	$—
Written options	222,719	1,258,337
Expired options	(42,564)	(179,982)
Closed options	(137,105)	(578,890)

Balance at end of period	43,050	$499,465

*	Commenced operations on November 3, 2015

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

Prudential Global Absolute Return Bond Fund	65

Notes to Financial Statements (continued)

recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2016, the adjustments were to decrease undistributed net investment income by $149,722, decrease accumulated net realized loss on investment and foreign currency transactions by $152,431 and decrease paid-in capital in excess of par by $2,709 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, swaps and other book to tax differences. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2016, the tax character of dividends paid by the Fund were $538,276 of ordinary income and $648,892 of tax return of capital.

As of October 31, 2016, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$25,407,711	$952,691	$(296,614)	$656,077	$(97,288)	$558,789

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax reporting. Other cost basis adjustments are attributable to net appreciation (depreciation) on foreign currency transactions.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2016 of approximately $47,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal excise tax returns for tax years for which the applicable statutes of limitations

66

have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefits plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

At reporting period end, Prudential, through its affiliates, owned 1,046 shares of Class A, 1,038 shares of Class C, 2,622,137 shares of Class Q and 1,048 shares of Class Z of the Fund, which represents 99% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period ended October 31, 2016*:
Shares sold	1,713	$16,947
Shares issued in reinvestment of dividends and distributions	62	609

Net increase (decrease) in shares outstanding	1,775	$17,556

Class C
Period ended October 31, 2016*:
Shares sold	2,010	$20,050
Shares issued in reinvestment of dividends and distributions	48	465

Net increase (decrease) in shares outstanding	2,058	$20,515

Period ended October 31, 2016*:
Shares sold	2,501,000	$25,009,604
Shares issued in reinvestment of dividends and distributions	121,137	1,183,434

Net increase (decrease) in shares outstanding	2,622,137	$26,193,038

Prudential Global Absolute Return Bond Fund	67

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Period ended October 31, 2016*:
Shares sold	13,315	$130,377
Shares issued in reinvestment of dividends and distributions	267	2,627

Net increase (decrease) in shares outstanding	13,582	$133,004

*	Commencement of operations was November 3, 2015.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the period ended October 31, 2016.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment

68

companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Global Absolute Return Bond Fund	69

Financial Highlights

Class A Shares
	November 3, 2015(f) through October 31, 2016(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.29
Net realized and unrealized gain (loss) on investments	.08
Total from investment operations	.37
Less Dividends and Distributions:
Dividends from net investment income	(.19)
Tax return of capital distributions	(.25)
Total dividends and distributions	(.44)
Net asset value, end of period	$9.93
Total Return(a)	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18
Average net assets (000)	$13
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.20%	(d)
Expense before waivers and/or expense reimbursement	3.93%	(d)
Net investment income (loss)	2.99%	(d)
Portfolio turnover rate	34%	(e)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

70

Class C Shares
	November 3, 2015(f) through October 31, 2016(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.22
Net realized and unrealized gain (loss) on investments	.08
Total from investment operations	.30
Less Dividends and Distributions:
Dividends from net investment income	(.17)
Tax return of capital distributions	(.20)
Total dividends and distributions	(.37)
Net asset value, end of period	$9.93
Total Return(a)	3.13%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20
Average net assets (000)	$12
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.95%	(d)
Expense before waivers and/or expense reimbursement	4.92%	(d)
Net investment income (loss)	2.22%	(d)
Portfolio turnover rate	34%	(e)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	71

Financial Highlights (continued)

Class Q Shares
	November 3, 2015(f) through October 31, 2016(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.31
Net realized and unrealized gain (loss) on investments	.08
Total from investment operations	.39
Less Dividends and Distributions:
Dividends from net investment income	(.21)
Tax return of capital distributions	(.25)
Total dividends and distributions	(.46)
Net asset value, end of period	$9.93
Total Return(a)	4.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,049
Average net assets (000)	$24,926
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	.95%	(d)
Expense before waivers and/or expense reimbursement	2.61%	(d)
Net investment income (loss)	3.19%	(d)
Portfolio turnover rate	34%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

72

Class Z Shares
	November 3, 2015(f) through October 31, 2016(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.33
Net realized and unrealized gain (loss) on investments	.07
Total from investment operations	.40
Less Dividends and Distributions:
Dividends from net investment income	(.19)
Tax return of capital distributions	(.27)
Total dividends and distributions	(.46)
Net asset value, end of period	$9.94
Total Return(a)	4.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$135
Average net assets (000)	$52
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	.95%	(d)
Expense before waivers and/or expense reimbursement	3.26%	(d)
Net investment income (loss)	3.37%	(d)
Portfolio turnover rate	34%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	73

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Global Absolute Return Bond Fund, one of the series constituting Prudential Investment Portfolios 3 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the period from November 3, 2015 (commencement of operations) to October 31, 2016, the statements of changes in net assets for the period from November 3, 2015 (commencement of operations) to October 31, 2016, and the financial highlights for the period from November 3, 2015 (commencement of operations) to October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 3, 2015 (commencement of operations) to October 31, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

74

Federal Income Tax Information (unaudited)

For the period ended October 31, 2016, the Fund reports the maximum amount allowable but not less than 66.35% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2016.

Prudential Global Absolute Return Bond Fund	75

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 89	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Absolute Return Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 89	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 87	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2000; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Global Absolute Return Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Global Absolute Return Bond Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Board Approval of the Fund’s Management, Subadvisory, and Sub-Subadvisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees of Prudential Investment Portfolios 3 (the Board) considered the proposed management agreement with Prudential Investments LLC (the Manager), the proposed subadvisory agreement with Prudential Investment Management, Inc. (PIM or the Subadviser)* and the proposed sub-subadvisory agreement between PIM and Pramerica Investment Management Ltd (PIML or the Sub-Subadviser and with PIM, the Subadvisers) with respect to the Prudential Global Absolute Return Bond Fund (the Fund) prior to the Fund’s commencement of operations. The Board, including a majority of the Independent Trustees, met on September 15-17, 2015 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager, the Subadviser and the Sub-Subadviser; any relevant comparable performance and the Subadviser’s and Sub-Subadviser’s qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager, by the Manager to the Subadviser and by the Subadviser to the Sub-Subadviser, if any, under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the meetings. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, and the Subadvisers, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, and between the Subadviser and the Sub-Subadviser, which will serve as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

*	Prudential Investment Management, Inc. is now known as PGIM, Inc.

Prudential Global Absolute Return Bond Fund

Board Approval of the Fund’s Management, Subadvisory, and Sub-Subadvisory Agreements (continued)

Certain factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, Quality, and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 9-11, 2015 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadvisers, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadvisers, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadvisers. The Board also noted that the Manager pays the salaries of all the officers and interested Trustees of the Fund who are members of management. The Board discussed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund, the Subadviser and the Sub-Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 9-11, 2015 meetings in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management,

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investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

With respect to the Sub-subadviser, the Board noted that it had received and considered information about the Sub-subadviser at the March 3-5, 2015 meetings in connection with the approval of the sub-subadvisory agreements between the Subadviser and the Sub-Subadviser with respect to certain other Prudential Retail Funds for which PIM serves as subadviser. The Board also noted that it received and considered information at the June 9-11, 2015 meetings, regarding the nature, quality and extent of services provided by the Sub-subadviser. Under those agreements, PIML is authorized to act on behalf of the Fund and conduct real-time trading in either the United States or the United Kingdom, where PIML is organized. The Board considered, among other things, the qualifications, background and experience of the PIML management team and compliance personnel, as well as information on the Sub-subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Sub-subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Sub-subadviser with respect to the other Prudential Retail Funds served by the Sub-subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Sub-subadviser under the sub-subadvisory agreement for the Fund would be similar in nature to those provided under the other sub-subadvisory agreements. The Board noted that the Sub-subadviser is affiliated with the Manager and the Subadviser.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board did consider the Subadviser’s track record in managing other registered investment companies that follow similar investment strategies. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. It was noted that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement, subadvisory agreement and sub-subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.85% of the Fund’s average daily net assets up to $5 billion, and 0.825% of the Fund’s average daily net assets over $5 billion to be paid by the Fund to the Manager, and the proposed subadvisory fees at the annual rate of 0.50% of the Fund’s average daily net assets up to $300 million and 0.45%

Prudential Global Absolute Return Bond Fund

Board Approval of the Fund’s Management, Subadvisory, and Sub-Subadvisory Agreements (continued)

of the Fund’s daily net assets over $300 million to be paid by the Manager to the Subadviser. The Board noted that under the proposed sub-subadvisory agreement between PIM and PIML, PIM, and neither the Fund nor the Manager, would be responsible for paying PIML any advisory fees.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to the Lipper 15(c) Peer Group. The Board noted that the Fund’s contractual management fee was in the third quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares were in the second quartile of the Lipper Peer Group (first quartile being the lowest expenses).

The Board noted that the Fund’s other expenses were expected to be higher than those of other Prudential Retail Funds due to the Fund’s initial asset size. The Board further noted that the Manager had contractually agreed through June 30, 2017 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, dividend and other expenses related to short sales, interest, brokerage, extraordinary and certain other expenses) of each class of shares to 0.95% of the Fund’s average daily net assets. The Board further noted that, after fee waivers, the Fund was initially expected to operate at a loss to the Manager. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory, subadvisory and sub-subadvisory agreements.

Economies of Scale

The Board noted that the proposed management fees payable by the Fund to the Manager contained breakpoints that would reduce the fee rates on assets above specified levels, as did the subadvisory fee payable by the Manager to the Subadviser. The Board considered the potential for the Manager and the Subadviser to experience economies of scale as the amount of assets managed by the Manager and the Subadviser, respectively, increased in size. The Board further noted that any fee to be paid to PIML for sub-subadvisory services would be paid by PIM, not the Manager or the Fund. Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been

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determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory, subadvisory and sub-subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and the Sub-subadviser and their affiliates as a result of their relationships with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Sub-subadviser, which included potential access to additional research resources and benefits to its reputation, were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager, the Subadviser and the Sub- subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

Prudential Global Absolute Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Global Absolute Return Bond Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GLOBAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PAJAX	PAJCX	PAJQX	PAJZX
CUSIP	74440K645	74440K637	74440K629	74440K611

MF233E    0300082-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2016, the fiscal period March 1, 2015 through October 31, 2015 and fiscal year ended February 28, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $107,277, $46,350 and $50,850, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2016, the fiscal period March 1, 2015 through October 31, 2015 and fiscal year ended February 28, 2015: none.

(c) Tax Fees

For the fiscal year ended October 31, 2016, the fiscal period March 1, 2015 through October 31, 2015 and fiscal year ended February 28, 2015: none.

(d) All Other Fees

For the fiscal year ended October 31, 2016, the fiscal period March 1, 2015 through October 31, 2015 and fiscal year ended February 28, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDSS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Funds financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies

➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended October 31, 2016, the fiscal period March 1, 2015 through October 31, 2015 and fiscal year ended February 28, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2016, the fiscal period March 1, 2015 through October 31, 2015 and fiscal year ended February 28, 2015 were $0, $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2016